UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

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Protalix BioTherapeutics, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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June    , 2016

Dear Stockholder,

We cordially invite you to attend the 2016 Annual Meeting of Stockholders of Protalix BioTherapeutics, Inc. to be held at 4:00 p.m. on August 7, 2016 at the Protalix BioTherapeutics Headquarters, 2 Snunit Street, Science Park, Carmiel, Israel. The attached notice of annual meeting and proxy statement describe the business we will conduct at the meeting and provide information about us that you should consider when you vote your shares. As set forth in the attached proxy statement, the meeting will be held to consider the election of directors, to approve an advisory vote on executive compensation, to approve an amendment to our Certificate of Incorporation to increase the number of shares of our common stock, par value $0.001 per share, authorized for issuance from 150,000,000 to 250,000,000; and to ratify the appointment of our independent registered public accounting firm for the fiscal year ending December 31, 2016. Please take the time to carefully read each of the proposals stockholders are being asked to consider and vote on.

When you have finished reading the proxy statement, please promptly vote your shares either via the Internet, by telephone or by marking, signing, dating and returning the proxy card in the enclosed envelope. Your vote is important, whether or not you attend the meeting in person. We encourage you to vote by proxy so that your shares will be represented and voted at the meeting. If you decide to attend the meeting and vote in person, your proxy may be revoked at your request.

We appreciate your support and look forward to your attending the meeting.

Sincerely,

Yossi Maimon

Vice President and Chief Financial Officer

2 Snunit Street, Science Park P.O.B. 455, Carmiel 20100, Israel

Tel: 972-4-988-9488 | Fax: 972-4-988-9489 | Web: www.protalix.com

NOTICE OF 2016 ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD AUGUST 7, 2016

To the Stockholders of Protalix BioTherapeutics, Inc.:

The 2016 Annual Meeting of Stockholders of Protalix BioTherapeutics, Inc. will be held at the following time, date and place for the following purposes:

TIME:	4:00 p.m., Israel time

DATE:	August 7, 2016

PLACE:	Protalix BioTherapeutics Headquarters, 2 Snunit Street, Science Park, Carmiel, Israel

PURPOSES:

1.	To elect seven members to the Board of Directors to serve for the ensuing year or until their respective successors have been duly elected.

2.	To approve, on a non-binding advisory basis, the compensation of our named executive officers as disclosed in the proxy statement that accompanies this notice.

3.	To approve an amendment to our Certificate of Incorporation to increase the number of shares of our common stock, par value $0.001 per share, authorized for issuance from 150,000,000 to 250,000,000.

4.	To ratify the appointment of Kesselman & Kesselman, Certified Public Accountant (lsr.), a member of PricewaterhouseCoopers International Limited, as our independent registered public accounting firm for the fiscal year ending December 31, 2016.

5.	To transact such other business that is properly presented at the meeting or any adjournment.

All of these proposals are more fully described in the proxy statement that follows. You may vote at the meeting and any adjournments if you were the record owner of our common stock at the close of business on June 24, 2016. A list of stockholders of record will be available at the meeting and, during the 10 days prior to the meeting, at the office of our Corporate Secretary at the above address.

Please sign, date and promptly return the enclosed proxy card in the enclosed envelope, or vote by telephone or Internet (instructions are on your proxy card), so that your shares will be represented whether or not you attend the annual meeting.

BY ORDER OF THE BOARD OF DIRECTORS

Yossi Maimon
Carmiel, Israel	Vice President and Chief Financial Officer
June , 2016	and Corporate Secretary

Protalix BioTherapeutics, Inc.
2 Snunit Street, Science Park
POB 455
Carmiel 20100, Israel
972-4-988-9488

PROXY STATEMENT FOR PROTALIX BIOTHERAPEUTICS, INC.

2016 ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD ON AUGUST 7, 2016

GENERAL INFORMATION ABOUT THE ANNUAL MEETING

Why Did You Send Me this Proxy Statement?

We sent you this proxy statement and the enclosed proxy card because the Board of Directors of Protalix BioTherapeutics, Inc. is soliciting your proxy to vote at the 2016 annual meeting of stockholders and any adjournments of the meeting to be held at 4:00 p.m., Israel time, on August 7, 2016 at our corporate headquarters, 2 Snunit Street, Science Park, Carmiel, Israel. This proxy statement, along with the accompanying Notice of Annual Meeting of Stockholders, summarizes the purposes of the meeting and the information you need to know to vote at the annual meeting.

We anticipate that on or about June , 2016, we will begin sending this proxy statement, the attached Notice of Annual Meeting and the form of proxy enclosed to all stockholders entitled to vote at the meeting. Although not part of this proxy statement, we are also sending along with this proxy statement our Annual Report on Form 10-K which includes financial statements for the fiscal year ended December 31, 2015. You can also find a copy of our Annual Report on Form 10-K for the fiscal year ended December 31, 2015 on the Internet through the electronic data system called EDGAR provided by the Securities and Exchange Commission, or the SEC, at http://www.sec.gov or through the Investor Relations section of our website at http://www.protalix.com. In addition, since we are also listed on the Tel Aviv Stock Exchange, we submit copies of all our filings with the SEC to the Israeli Securities Authority and the Tel Aviv Stock Exchange. Such copies can be retrieved electronically through the Tel Aviv Stock Exchange’s Internet messaging system (www.maya.tase.co.il) and through the MAGNA distribution site of the Israeli Securities Authority (www.magna.isc.gov.il). Our Annual Report on Form 10-K for the fiscal year ended December 31, 2015 and information on the website other than the proxy statement are not part of our proxy soliciting materials. Additional copies of the Annual Report on Form 10-K for the fiscal year ended December 31, 2015 are available upon request.

Who Can Vote?

Only holders of record of our common stock, par value $0.001 per share, on June 24, 2016, the record date, are entitled to vote at the annual meeting. On the record date, there were           shares of common stock outstanding and entitled to vote. The common stock is currently our only outstanding class of voting stock.

You do not need to attend the annual meeting to vote your shares. Shares represented by valid proxies, received in time for the meeting and not revoked prior to the meeting, will be voted at the meeting.

How Many Votes Do I Have?

Each share of common stock that you own entitles you to one vote.

How Do I Vote?

Whether you plan to attend the annual meeting or not, we urge you to vote by proxy. Voting by proxy will not affect your right to attend the annual meeting. If your shares are registered directly in your name through our stock transfer agent, American Stock Transfer & Trust Company, or you have stock certificates, you may vote:

•	By mail. Complete, date, sign and mail the enclosed proxy card in the enclosed postage prepaid envelope. Your proxy will be voted in accordance with your instructions. If you sign the proxy card but do not specify how you want your shares voted, they will be voted as recommended by our Board of Directors.

•	By Internet or by telephone. Follow the instructions attached to the proxy card to vote by Internet or telephone.

•	In person at the meeting. If you attend the meeting, you may deliver your completed proxy card in person or you may vote by completing a ballot, which will be available at the meeting.

If your shares are held in “street name” (held in the name of a bank, broker or other nominee), but not including shares held through a Tel Aviv Stock Exchange Clearing House Ltd. (“TASE”) member, you must provide the bank, broker or other nominee with instructions on how to vote your shares and can generally do so as follows:

•	By mail. You will receive instructions from your broker or other nominee explaining how to vote your shares.

•	By Internet or by telephone. Follow the instructions you receive from your broker to vote by Internet or telephone.

•	In person at the meeting. Contact the broker or other nominee who holds your shares to obtain a broker’s proxy card and bring it with you to the meeting. You will not be able to vote at the meeting unless you have a proxy card from your broker.

If you own shares that are traded through the TASE, you may vote your shares in one of the following two ways:

•	By mail. Complete, sign and date the proxy card and attach to it an ownership certificate from the TASE Clearing House member through which your shares are registered (i.e., your broker, bank or other nominee) indicating that you were the beneficial owner of the shares on June 24, 2016, the record date for voting, and return the proxy card or voting instruction form, along with the ownership certificate, to our designated address for that purpose in Israel, 2 Snunit Street, Science Park, P.O. Box 455, Carmiel 20100, Israel. If the TASE member holding your shares is not a TASE Clearing House member, please make sure to include an ownership certificate from the TASE Clearing House member in which name your shares are registered.

•	In person at the meeting. Attend the meeting, where ballots will be provided. If you choose to vote in person at the meeting, you need to bring an ownership certificate from the TASE Clearing House member through which your shares are registered (i.e., your broker, bank or other nominee) indicating that you were the beneficial owner of the shares on June 24, 2016, the record date for voting. If the TASE member holding your shares is not a TASE Clearing House member, please make sure to include an ownership certificate from the TASE Clearing House member in which name your shares are registered.

What am I Voting On?

You are voting on:

•	The election of seven members to our Board of Directors to serve for the ensuing year or until their respective successors have been duly elected (Shlomo Yanai, Moshe Manor, Amos Bar Shalev, Zeev Bronfeld, Yodfat Harel Buchris, Roger D. Kornberg, Ph.D., and Aharon Schwartz, Ph.D.).

•	To approve, on a non-binding advisory basis, the compensation of our named executive officers as disclosed in this proxy statement.

•	To approve an amendment to our Certificate of Incorporation to increase the number of shares of our common stock, par value $0.001 per share, authorized for issuance from 150,000,000 to 250,000,000.

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•	The ratification of the appointment of Kesselman and Kesselman, Certified Public Accountant (Isr.), A Member of PricewaterhouseCoopers International Limited, as our independent registered public accounting firm for the fiscal year ending December 31, 2016.

How does the Board of Directors Recommend that I Vote at the Meeting?

The Board of Directors recommends that you vote as follows:

•	“FOR” the election or re-election of all director nominees named in the “Proposal 1: Election of Directors” section in this proxy statement.

•	“FOR” the approval, on a non-binding advisory basis, our executive compensation as disclosed in the proxy statement that accompanies this notice and as described in “Proposal 2: Advisory Vote on Executive Compensation” section in this proxy statement.

•	“FOR” the amendment to our Certificate of Incorporation to increase the number of shares of our common stock, par value $0.001 per share, authorized for issuance from 150,000,000 to 250,000,000 as described in “Proposal 3: Amendment to Increase the Number of Authorized Shares of Common Stock” section in this proxy statement.

•	“FOR” the ratification of Kesselman and Kesselman as our independent registered public accounting firm for the 2016 fiscal year, as named in “Proposal 4: Ratification of Independent Registered Public Accounting Firm” section in this proxy statement.

If any other matter is properly presented at the meeting or any adjournment, the proxy card provides that your shares will be voted by the proxy holder listed on the proxy card in accordance with his or her best judgment. At the time this proxy statement was printed, we knew of no matters that needed to be acted on at the annual meeting, other than those discussed in this proxy statement.

What Constitutes a Quorum for the Meeting?

Of the          shares of common stock outstanding as of the record date, the holders of at least one-third (1/3) of those shares, or at least           shares, must be present at the meeting in person or represented by proxy to hold the meeting and conduct business. Once a quorum is established at a meeting, it shall not be broken by the withdrawal of enough votes to leave less than a quorum. Shares held by stockholders of record who are present at the meeting in person or by proxy are counted for purposes of determining whether a quorum exists. Abstentions and “broker non-votes” are also counted as present and entitled to vote for purposes of determining whether a quorum exists. If a quorum is not present, the meeting will be adjourned until a quorum is obtained.

What are the Voting Requirements to Approve a Proposal?

Election of directors

Assuming a quorum is present, nominees for director will be elected by a plurality of the votes cast by the shares of common stock voting in person or represented by proxy at the annual meeting. This means that the nominees who receive the most votes will be elected to the Board of Directors. In voting to elect nominees to the Board of Directors, stockholders may vote in favor of all the nominees or any individual nominee or withhold their votes as to all the nominees or any individual nominee. Shares not present at the annual meeting have no effect on the election of directors.

Approval of non-binding advisory resolution on executive compensation

You may vote “FOR,” “AGAINST” or “ABSTAIN” on the advisory vote on executive compensation. If a quorum is present, approval requires the affirmative vote of the majority of shares present in person or represented by proxy at the meeting and entitled to vote on the resolution. The outcome of this vote is not binding; however, the Board of Directors and the Compensation Committee will consider the outcome of the vote when developing and reviewing the future executive compensation plans. Abstentions and broker non-votes will have no effect.

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Amendment to Certificate of Incorporation to increase the number of authorized shares of common stock

You may vote “FOR,” “AGAINST” or “ABSTAIN” on the proposal to amend our Certificate of Incorporation to increase the number of shares of our common stock authorized for issuance from 150,000,000 to 250,000,000. The affirmative vote of a majority of the shares of our common stock outstanding and entitled to vote at the annual meeting is required to approve the amendment to our Certificate of Incorporation to increase the number of authorized shares of common stock from 150,000,000 to 250,000,000. Abstentions will have the same effect as an “against” vote. Brokerage firms have authority to vote customers’ non-voted shares held by the firms in street name on this proposal. If a broker does not exercise this authority, such broker non-votes will have the same effect as an “against” vote.

Ratification of the selection of Kesselman & Kesselman as our independent auditor

You may vote “FOR,” “AGAINST” or “ABSTAIN” on the ratification of the selection of Kesselman & Kesselman to serve as our principal independent registered public accounting firm for the fiscal year ending December 31, 2016. If a quorum is present, ratification of the appointment of our independent registered public accounting firm requires the affirmative vote of the majority of shares present in person or represented by proxy at the meeting and entitled to vote on the. Abstentions and broker non-votes will have no effect.

How are My Votes Cast when I Sign and Return a Proxy Card?

When you sign the proxy card or submit your proxy by telephone or over the Internet, you appoint Moshe Manor, our president and chief executive officer, and Yossi Maimon, our vice president and chief financial officer, as your representatives at the meeting. Either Moshe Manor or Yossi Maimon will vote your shares at the meeting as you have instructed them on the proxy card. Each of such persons may appoint a substitute for himself.

Even if you plan to attend the meeting, it is a good idea to complete, sign and return your proxy card or submit your proxy by telephone or over the Internet in advance of the meeting in case your plans change. This way, your shares will be voted by you whether or not you actually attend the meeting.

May I Revoke My Proxy?

If you give us your proxy, you may revoke it at any time before it is voted at the meeting. There will be no double counting of votes. You may revoke your proxy in any one of the following ways:

•	entering a new vote or by granting a new proxy card or new voting instruction bearing a later date (which automatically revokes the earlier instructions);

•	if your shares are held in street name, re-voting by Internet or by telephone as instructed above (only your latest Internet or telephone vote will be counted);

•	notifying our Corporate Secretary, Yossi Maimon, in writing before the annual meeting that you have revoked your proxy; or

•	attending the meeting in person and voting in person. Attending the meeting in person will not in and of itself revoke a previously submitted proxy unless you specifically request it.

Can my broker vote my shares for me?

No. A broker “non-vote” occurs when a broker or nominee holding shares for a beneficial owner does not vote on a particular matter because the matter is not routine and such broker or nominee does not have the discretionary voting authority to vote the shares for which it is the holder of record with respect to a particular matter at the annual meeting and such broker or nominee has not received instructions from the beneficial owner. Broker “non-votes,” and shares as to which proxy authority has been withheld with respect to any matter, are generally not deemed to be entitled to vote for purposes of determining whether stockholders’ approval of that matter has been obtained. Pursuant to New York Stock Exchange (“NYSE”) Rule 452, the uncontested election of directors (Proposal No. 1) and the approval of a non-binding advisory resolution on executive compensation (Proposal No. 2) are non-routine matters and, therefore, may not be voted upon by brokers without instruction from beneficial owners. Consequently, proxies submitted by brokers for shares beneficially owned by other persons may not, in the absence of specific instructions from such beneficial owners, vote the shares in favor of a director nominee or withhold votes from a director nominee at the brokers’ discretion. Please complete your proxy and return it as instructed so your vote can be counted.

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What if I Receive More than One Proxy Card?

You may receive more than one proxy card or voting instruction form if you hold shares of our common stock in more than one account, which may be in registered form or held in street name. Please vote in the manner described under “How Do I Vote?” for each account to ensure that all of your shares are voted.

What if I do not Vote for Some of the Matters Listed on My Proxy Card?

If you return your proxy card without indicating your vote, your shares will be voted for the nominees listed on the card; for the approval, on an advisory basis, of the executive compensation; for the amendment of our Certificate of Incorporation to increase the number of authorized shares of common stock; and for the ratification of the appointment of Kesselman & Kesselman.

Will My Shares be Voted if I do not Return My Proxy Card and do not Attend the Annual Meeting?

If your shares are registered in your name or if you have stock certificates, they will not be voted if you do not return your proxy card by mail or vote at the meeting as described above under “How Do I Vote?”.

If your shares are held in street name and you do not provide voting instructions to the bank, broker or other nominee that holds your shares as described above under “How Do I Vote?,” the bank, broker or other nominee has the authority to vote your shares on certain routine matters scheduled to come before the meeting even if it does not receive instructions from you. We encourage you to provide voting instructions. This ensures your shares will be voted at the meeting in the manner you desire.

Is Voting Confidential?

Yes. Only the inspector of elections and our employees that have been assigned the responsibility for overseeing the legal aspects of the annual meeting will have access to your proxy card. The inspector of elections will tabulate and certify the vote. Any comments written on the proxy card will remain confidential unless you ask that your name be disclosed.

What are the Costs of Soliciting these Proxies?

We will pay all of the costs of soliciting these proxies. Our directors and employees may solicit proxies in person or by telephone, fax or email. We will pay these employees and directors no additional compensation for these services. We will ask banks, brokers and other institutions, nominees and fiduciaries to forward these proxy materials to their principals and to obtain authority to execute proxies. We will then reimburse them for their expenses. From time to time, we may engage a proxy solicitor to help us attain a quorum for the meeting.

Could other Matters be Decided at the Annual Meeting?

We do not know of any other matters that will be considered at the annual meeting. If any other matters arise at the annual meeting at or by the direction of the board of directors, the proxies will be voted at the discretion of the proxy holders.

What Happens if the Annual Meeting is Postponed or Adjourned?

Your proxy will still be valid and may be voted at the postponed or adjourned meeting. You will still be able to change or revoke your proxy until it is voted.

Do I Need a Ticket to Attend the Annual Meeting?

Yes, you will need an admission ticket or proof of ownership of common stock to enter the annual meeting. If you are a stockholder of record, your admission ticket is the bottom half of the proxy card sent to you. If you plan to attend the annual meeting, please so indicate when you vote and bring the ticket with you to the annual meeting. If your shares are held in the name of a bank, broker or other holder of record, your admission ticket is the left side of your voting information form. If you do not bring your admission ticket, you will need proof of ownership to be admitted to the annual meeting. A recent brokerage statement or letter from a bank or broker is an example of proof of ownership. If you arrive at the annual meeting without an admission ticket, we will admit you only if we are able to verify that you are a stockholder of our company.

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SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth information, as of June 24, 2016, regarding beneficial ownership of our common stock:

•	each person who is known by us to own beneficially more than 5% of our common stock;

•	each director;

•	each of our Chief Executive Officer, our Executive Vice President, Research and Development, our Senior Vice President, Product Development, our Vice President and Chief Financial Officer and our Chief Operating Officer; and

•	all of our directors and executive officers collectively.

Unless otherwise noted, we believe that all persons named in the table have sole voting and investment power with respect to all shares of our common stock beneficially owned by each of them. For purposes of these tables, a person is deemed to be the beneficial owner of securities that can be acquired by such person within 60 days from June 24, 2016 upon exercise of options, warrants and convertible securities. Each beneficial owner’s percentage ownership is determined by assuming that options, warrants and convertible securities that are held by such person (but not those held by any other person) and that are exercisable within such 60 days from such date have been exercised. The information set forth below is based upon information obtained from the beneficial owners, upon information in our possession regarding their respective holdings and upon information filed by the holders with the SEC. The percentages of beneficial ownership are based on            shares of our common stock outstanding as of June 24, 2016.

The address for all directors and officers is c/o Protalix BioTherapeutics, Inc., 2 Snunit Street, Science Park, P.O. Box 455, Carmiel, Israel, 20100.

Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership	Percentage of Class (%)
Board of Directors and Executive Officers
Shlomo Yanai (1)	100,000	*
Moshe Manor (2)	393,750	*
Amos Bar Shalev	1,680	*
Zeev Bronfeld (3)	2,162,481	2.2
Yodfat Harel Buchris (4)	137,424	*
Roger D. Kornberg, Ph.D. (5)	50,000	*
Aharon Schwartz, Ph.D.	—	—
Einat Brill Almon, Ph.D. (6)	704,397	*
Yossi Maimon (7)	578,125	*
Tzvi Palash (8)	301,063	*
Yoseph Shaaltiel, Ph.D. (9)	1,340,582	1.3
All executive officers and directors as a group (11 persons) (10)	5,769,502	5.7
5% Holders
Baillie Gifford & Co. (11)	6,406,099	6.4
Camber Capital Management LLC (12)	13,275,000	13.3
Pfizer Inc. (13)	5,649,079	5.7
Opaleye Management Inc. (14)	8,200,000	8.2

* less than 1%.

(1)	Consists of 100,000 of our common stock issuable upon exercise of outstanding options within 60 days of June 24, 2016. Does not include 50,000 shares of our common stock underlying options that will not vest within 60 days of June 24, 2016.

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(2)	Consists of 393,750 of our common stock issuable upon exercise of outstanding options within 60 days of June 24, 2016. Does not include 506,250 shares of our common stock underlying options that will not vest within 60 days of June 24, 2016.

(3)	Consists of shares of our common stock held directly by Mr. Bronfeld.

(4)	Represents shares held by YP & 6 Partners Ltd. Mrs. Harel Buchris is a director and stockholder of YP & 6 Partners Ltd. Mrs. Harel Buchris disclaims beneficial ownership of these shares except to the extent of her pecuniary interest therein.

(5)	Consists of 50,000 shares of our common stock issuable upon exercise of outstanding options.

(6)	Consists of 519,397 shares of our common stock issuable upon exercise of outstanding options within 60 days of June 24, 2016 and 185,000 restricted shares of our common stock that have vested or will vest within 60 days of June 24, 2016. Does not include 171,875 shares of our common stock underlying options that will not vest within 60 days of June 24, 2016.

(7)	Consists of 10,000 outstanding shares of our common stock held by Mr. Maimon, 383,125 shares of our common stock issuable upon exercise of outstanding options within 60 days of June 24, 2016 and 185,000 restricted shares of our common stock that have vested or will vest within 60 days of June 24, 2016. Does not include 171,875 shares of our common stock underlying options that will not vest within 60 days of June 24, 2016.

(8)	Consists of 199,063 shares of our common stock issuable upon exercise of outstanding options within 60 days of June 24, 2016 and 102,000 restricted shares of our common stock that have vested or will vest within 60 days of June 24, 2016. Does not include 85,938 shares of our common stock underlying options that will not vest within 60 days of June 24, 2016.

(9)	Consists of 463,754 outstanding shares of our common stock held by Dr. Shaaltiel, 666,828 shares of our common stock issuable upon exercise of outstanding options within 60 days of June 24, 2016 and 210,000 restricted shares of our common stock that have vested or will vest within 60 days of June 24, 2016. Does not include 189,063 shares of our common stock underlying options that will not vest within 60 days of June 24, 2016.

(10)	Consists of 2,775,339 outstanding shares of our common stock, 2,312,163 shares of our common stock issuable upon exercise of outstanding options within 60 days of June 24, 2016 and 682,000 restricted shares of our common stock that have vested or will vest within 60 days of June 24, 2016. Does not include 1,175,000 shares of our common stock underlying options that will not vest within 60 days of June 24, 2016.

(11)	Based solely on a Schedule 13F-HR filed on May 5, 2016 by Baillie Gifford & Co. for March 31, 2016.

(12)	Based solely on a Schedule 13F-HR filed on May 13, 2016 by Camber Capital Management LLC for the period ended March 31, 2016. Does not include shares of common stock issuable upon conversion of our 4.50% convertible notes due 2018 held by Camber Capital Management.

(13)	Based solely on a Schedule 13G filed on October 23, 2015 by Pfizer Inc.

(14)	Based solely on a Schedule 13F-HR/A filed on May 27, 2016 by Opaleye Management Inc. for March 31, 2016.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Exchange Act requires our directors, executive officers and holders of more than 10% of our common stock to file with the SEC reports regarding their ownership and changes in ownership of our equity securities. We believe that all Section 16 filings requirements were met by our officers and directors during 2015, except that each of Dr. Shaaltiel, Dr. Brill Almon, Mr. Maimon and Mr. Palash made one late Form 4 filing during 2015. In making this statement, we have relied solely upon examination of the copies of Forms 3, 4 and 5, Schedule 13s and written representations of our former and current directors, officers and 10% stockholders.

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PROPOSAL 1: ELECTION OF DIRECTORS

At the annual meeting, our stockholders will be asked to elect seven directors for a one-year term expiring at the next annual meeting of stockholders. Each director will hold office until his or her successor has been elected and qualified or until the director’s earlier resignation or removal.

Our Board of Directors recommends that the persons named below be elected as directors of our company and it is intended that the accompanying proxy will be voted for their election as directors, unless the proxy contains contrary instructions. Shares of common stock represented by all proxies received by the Board of Directors and not so marked as to withhold authority to vote for any individual nominee or for all nominees will be voted (unless one or more nominees are unable to serve) for the election of the nominees named below. The Board of Directors knows of no reason why any such nominee should be unable or unwilling to serve, but if such should be the case, proxies will be voted for the election of some other person or the size of the Board of Directors will be fixed at a lower number.

Each of the nominees currently serves as a member of our Board of Directors. The directors are elected by a plurality of the votes cast by the stockholders present or represented by proxy and entitled to vote at the annual meeting.

Nominees for Election to the Board of Directors

The names of the nominees for election to the Board of Directors and certain information about such nominees are set forth below. For information concerning the number of shares of common stock beneficially owned by each nominee, see “Security Ownership of Certain Beneficial Owners and Management” above.

Name	Age	Position

Shlomo Yanai	63	Chairman of the Board
Moshe Manor	60	President and Chief Executive Officer, Director
Amos Bar Shalev	63	Director
Zeev Bronfeld	64	Director
Yodfat Harel Buchris	44	Director
Roger D. Kornberg, Ph.D.	69	Director
Aharon Schwartz, Ph.D.	73	Director

Shlomo Yanai. Shlomo Yanai has served as the Chairman of our Board of Directors since July 2014. Mr. Yanai is currently the Chairman of the Board of Cambrex Corporation (NYSE:CBM) and a director of Quinpario Acquisition Corp. 2 (NASDAQ:QPACU), Sagent Pharmaceuticals, Inc. (NASDAQ:SGNT) and Perrigo Co. plc (NASDAQ:PRGO). From 2012 through 2015, Mr. Yanai served as a director of Lumenis Ltd. Mr. Yanai served as President and Chief Executive Officer of Teva (NASDAQ:TEVA, TASE:TEVA) from March 2007 until May 2012 and, prior to joining Teva, Mr. Yanai was President and Chief Executive Officer of Makhteshim-Agan Industries Ltd. from 2003 until 2006. Before that, he was a Major General in the Israel Defense Forces, where he served for 32 years, in various positions, the last two positions being Commanding Officer of the Southern Command and Head of the Division of Strategic Planning. Mr. Yanai was the head of the Israeli security delegation to the peace talks at Camp David, Shepherdstown and Wye River. He currently serves as a member of the Board of Governors of the Technion — Israel Institute of Technology of Haifa, Israel, and of the International Advisory Board, MBA Program of Ben-Gurion University of the Negev, Israel, as well as an honorary member of the Board of the Institute for Policy and Strategy of the Interdisciplinary Center (IDC), Herzliya, Israel. Mr. Yanai holds a bachelor’s degree in political science and economics from Tel Aviv University, a master’s degree in national resources management from George Washington University, and is a graduate of the Advanced Management Program of Harvard Business School and U.S. National War College (NDU). Mr. Yanai was the recipient of the Max Perlman Award for Excellence in Global Business Management from Tel Aviv University, Israel in 2005 and was awarded an honorary doctorate by Bar-Ilan University, Israel in 2012. We believe Mr. Yanai’s qualifications to serve as Chairman of our Board of Directors include his vast global operating experience in the life-science and pharmaceutical and agro-chemicals industry. He also brings a global perspective to the Board, incorporating his industry and Board leadership experience and his distinguished military service.

Moshe Manor. Mr. Manor has served as our President and Chief Executive Officer and as a director of our company since November 2014. Mr. Manor served in a number of senior executive positions at Teva (NASDAQ:TEVA, TASE:TEVA) from 1984 through 2012. Most recently, he served as President, Teva Asia & Pacific where he led the strategy and development of a high growth region for Teva. Prior to that, he was Group Vice President, Global Branded Products, leading the Innovative Commercial and Research & Development franchises. From 2006 through 2008, Mr. Manor was Senior Vice President, Global Innovative Resources, and was responsible for generating over $3 billion in sales with Copaxone® and Azilect®. Previously, he served as director of Teva Israel. Most recently, Mr. Manor serves on the Board of Directors of Kamedis Ltd. and Coronis Partners, and as Chairman of the Board of Directors of a startup company, MEway Pharma. He holds a BA in Economics from the Hebrew University in Jerusalem, and an MBA from the Tel-Aviv University. We believe Mr. Manor’s qualifications to serve on our Board of Directors include his extensive experience in the life-science and pharmaceutical industry on a global scale.

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Amos Bar Shalev. Mr. Bar Shalev has served as our director since July 2008. Previously, Mr. Bar Shalev served as a director of Protalix Ltd. from 2005 through January 31, 2008, and as our director from December 31, 2006 through January 31, 2008. Mr. Bar Shalev brings to us extensive experience in managing technology companies. Currently, Mr. Bar Shalev serves on the boards of directors of Aposense Ltd. (TASE: APOS), an Israeli publicly-traded company listed on the TASE, since 2011, and of Ocure Ltd. (since 2012) and Velox Ltd. (since 2013), privately-held Israeli companies. From 2004 through 2012, Mr. Bar Shalev served as a director of Technorov Holdings (1993) Ltd. and managed its portfolio. In addition, he served on the board of directors of Highcon Systems Ltd., a privately-held Israeli company, from 2010 through 2012. From 1997 through 2004, he was a Managing Director of TDA Capital Partners, a management company of the TGF (Templeton Tadiran) Fund. From 2004 through 2007, he was the President of Win Buyer Ltd. He has served on the board of directors of many other companies, including, among others, NESS Ltd. (acquired by BioNess Inc.), Idanit (acquired by Scitex Corporation Ltd.), Objet Geometrix (merged with Stratasys, Inc. (NASDAQ:SSYS)), Verisity, Scitex Vision (acquired by Hewlett Packard), Golden Wings Investment Company Ltd., the venture capital fund of the Israeli Air Force Veterans Business Club, Win Buyer Ltd. and Sun Light Ltd. He received his B.Sc. in Electrical Engineering from the Technion, Israel in 1978 and M.B.A. from the Tel Aviv University in 1981. He holds the highest award from the Israeli Air Force for technological achievements. We believe Mr. Bar Shalev’s qualifications to serve on our Board of Directors include his years of experience in the management of Israeli businesses.

Zeev Bronfeld.  Mr. Bronfeld has served as a director of Protalix Ltd. since 1996 and as our director since December 31, 2006. Mr. Bronfeld brings to us vast experience in management and value building of biotechnology companies. He is an experienced businessman who is involved in a number of biotechnology companies. He was a co-founder of Biocell Ltd., a former Israeli publicly traded holding company that specialized in biotechnology companies and served as its Chief Executive Officer from 1986 through 2015. Mr. Bronfeld currently serves as a director of The Trendlines Group (42T.SI), D.N.A. Biomedical Solutions Ltd. (DNA:TASE), and Macrocure Ltd. (NASDAQ:MCUR), all of which are public companies. Mr. Bronfeld is also a director of a number of privately-held companies, most of which are involved in the life sciences, such as Entera Bio Ltd., Contipi Medical Ltd. and TransBiodiesel Ltd. From 2004 through 2012, Mr. Bronfeld served as a director of D. Medical Industries Ltd., a company that was dually-listed on the Nasdaq and the TASE. Mr. Bronfeld received a B.A. in Economics from the Hebrew University in 1975. We believe Mr. Bronfeld’s qualifications to serve on our Board of Directors include his years of experience in the management of private and public Israeli companies, including life science companies.

Yodfat Harel Buchris.  Mrs. Harel Buchris has served as our director since June 2007. Since February 2014, Mrs. Harel Buchris has served as the employer representative in Israel’s National Labor Court. She is also a Partner and a member of the board of directors of YP and 6 Partners Ltd., a business consulting and investment company. Since February 2016 she has served on the board of directors of Israel Discount Bank Limited (TASE:DSCT) and, since January 2016, on the board of directors of Eltek Ltd. (ELTK:NASDAQ). From 2006 to 2013, Mrs. Harel Buchris served as a Managing Director of Tamares Capital Ltd., a private investment group with interests in real estate, technology, manufacturing, leisure and media. At Tamares Capital, Mrs. Harel Buchris served as the Business Development Director and the head of the Israel office. Prior to joining Tamares Capital, from 2004 to 2006, she was the Head of the Medical Desk of Orbotech, Ltd. (NASDAQ:ORBK), a company providing high-tech inspection and imaging solutions for bare printed circuit board (PCB), flat panel display (FPD) and PCB assembly manufacturing worldwide. Prior to that, from 1994 to 2003, she was a Managing Director of Harel-Hertz Investment House Ltd., a business investment company with offices in Tel Aviv, Israel and Tokyo, Japan. In 2002, Harel-Hertz Investment House became the Israeli representative office for ITX Corporation, a publicly-traded company in Japan. Mrs. Harel Buchris has served on the board of directors of Tamares Capital, Tamares Hotels, El Al, British Israel, Storewiz, N-trig, Secure Pharma, Siklu and Tamares Telecom. Mrs. Harel Buchris holds a B.A. in Communications and Political Science from Bar Ilan University and an executive M.B.A. from Bradford University, Great Britain. She has also completed programs in Mediation at Gome, Israel Mediation Center, Directors’ Studies and Advanced Advertising and Marketing at the Israel Management Center. We believe Mrs. Harel Buchris’ qualifications to serve on our Board of Directors include her experience in the management of Israeli and other businesses.

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Roger D. Kornberg, Ph.D.  Professor Kornberg has served as our director since February 2008. He has served as a director of OphthaliX Inc. (OTCBB:OPLI) since 2012, and as the chairman of the board of directors of two related start-up companies. He also serves as the Chief Scientist of Cocrystal Pharma, Inc. (OTCQB: COCP) (f/k/a Biozone Pharmaceuticals, Inc.) and in 2014 served on their Board of Directors. He served as a director of Teva (NASDAQ:TEVA, TASE:TEVA) from 2007 through 2013. Professor Kornberg is a member of the U.S. National Academy of Sciences and the Winzer Professor of Medicine in the Department of Structural Biology at Stanford University, Stanford, California. He has been a member of the faculty of Stanford University since 1972. Prior to that, he was a professor at Harvard Medical School. Professor Kornberg is a renowned biochemist and in 2006 he was awarded the Nobel Prize in Chemistry in recognition for his studies of the molecular basis of eukaryotic transcription, the process by which DNA is copied to RNA. Professor Kornberg is also the recipient of several awards, including the 2001 Welch Prize, the highest award granted in the field of chemistry in the United States, and the 2002 Leopold Mayer Prize, the highest award granted in the field of biomedical sciences from the French Academy of Sciences. He received his B.S. in Chemistry from Harvard University in 1967 and his Ph.D. in Chemistry from Stanford University in 1972. He holds honorary degrees from universities in Europe and Israel, including the Hebrew University in Jerusalem, where he currently is a visiting professor. We believe Professor Kornberg’s qualifications to serve on our Board of Directors include his expertise in chemistry and medicine and his experience in the academic arena.

Aharon Schwartz, Ph.D. Dr. Schwartz retired from Teva in 2011 where he served in a number of positions from 1975 through 2011, the most recent being Vice President, Head of Teva Innovative Ventures from 2008. Dr. Schwartz is currently chairman of the board of directors of a number of life science companies, including BiolineRx Ltd. (NASDAQ:BLRX, TASE:BLRX), DPharm Ltd. (TASE:DPRM), BioCancell Ltd. (TASE:BICL) and CureTech Ltd., and a member of the board of directors of Alcobra Ltd. (NASDAQ:ADHD) and Foamix Pharmaceuticals Ltd. (NASDAQ:FOMX). Dr. Schwartz received his Ph.D. in organic chemistry in 1978 from the Weizmann Institute, his M.Sc. in organic chemistry from the Technion and a B.Sc. in chemistry and physics from the Hebrew University of Jerusalem. Dr. Schwartz received a second Ph.D. in 2014 from the Hebrew University of Jerusalem in the history and philosophy of science. We believe Dr. Schwartz’s qualifications to serve on our Board of Directors include his years of experience in life science companies.

Corporate Governance

Independent Directors

We believe a majority of the members of our Board of Directors are independent from management. When making determinations from time to time regarding independence, the Board of Directors will reference the listing standards adopted by the NYSE MKT as well as the independence standards set forth in the Sarbanes-Oxley Act of 2002 and the rules and regulations promulgated by the SEC under that Act. We anticipate our Board of Directors will analyze whether a director is independent by evaluating, among other factors, the following:

•             Whether the member of the Board of Directors has any material relationship with us, either directly, or as a partner, stockholder or officer of an organization that has a relationship with us;

•             Whether the member of the Board of Directors is a current employee of our company or any of our subsidiaries, or was an employee of our company or any of our subsidiaries within three years preceding the date of determination;

•             Whether the member of the Board of Directors is, or in the three years preceding the date of determination has been, affiliated with or employed by (i) a present internal or external auditor of our company or any affiliate of such auditor or (ii) any former internal or external auditor of our company or any affiliate of such auditor, which performed services for us within three years preceding the date of determination;

•             Whether the member of the Board of Directors is, or in the three years preceding the date of determination has been, part of an interlocking directorate, in which any of our executive officers serve on the Compensation Committee of another company that concurrently employs the member as an executive officer;

•             Whether the member of the Board of Directors receives any compensation from us, other than fees or compensation for service as a member of the Board of Directors and any committee of the Board of Directors and reimbursement for reasonable expenses incurred in connection with such service and for reasonable educational expenses associated with Board of Directors or committee membership matters;

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•             Whether an immediate family member of the member of the Board of Directors is a current executive officer of our company or was an executive officer of our company within three years preceding the date of determination;

•             Whether an immediate family member of the member of the Board of Directors is, or in the three years preceding the date of determination has been, affiliated with or employed in a professional capacity by (i) a present internal or external auditor of ours or any of our affiliates or (ii) any former internal or external auditor of our company or any affiliate of ours which performed services for us within three years preceding the date of determination; and

•             Whether an immediate family member of the member of the Board of Directors is, or in the three years preceding the date of determination has been, part of an interlocking directorate, in which any of our executive officers serve on the Compensation Committee of another company that concurrently employs the immediate family member of the member of the Board of Directors as an executive officer.

The above list is not exhaustive and we anticipate that the Audit Committee will consider all other factors which could assist it in its determination that a director will have no material relationship with us that could compromise that director’s independence.

Under these standards, our Board of Directors has determined that Messrs. Bar Shalev and Bronfeld and Mrs. Harel Buchris are considered “independent” pursuant to the rules of the NYSE MKT and Section 10A(m)(3) of the Exchange Act. In addition, our Board of Directors has determined that at least two of these directors are able to read and understand fundamental financial statements and have substantial business experience that results in their financial sophistication, qualifying them for membership on our audit committee. Our Board of Directors has also determined that Mr. Bar Shalev, Mr. Bronfeld, Mrs. Harel Buchris, Dr. Kornberg, Dr. Schwartz and Mr. Yanai are “independent” pursuant to the rules of the NYSE MKT.

The position of chairman of the board is not held by our chief executive officer at this time. The Board of Directors does not have a policy mandating the separation of these functions. We believe it is in our best interest that Mr. Yanai serve as the chairman of our board. This decision was based on Mr. Yanai’s vast global operating experience in the life-science and pharmaceutical and agro-chemicals industry as well as the global perspective he brings to our Board of Directors, incorporating his industry and board leadership experience and his distinguished military service. Our non-management directors hold formal meetings, separate from management, at least twice per year. We have no formal policy regarding attendance by our directors at annual stockholders meetings, although we encourage such attendance and anticipate most of our directors will attend these meetings. Messrs. Yanai, Manor, Bronfeld, Bar Shalev and Dr. Schwartz and Mrs. Harel Buchris attended our 2015 annual meeting of stockholders.

The Board’s Role in Risk Oversight

Our Board of Directors oversees an enterprise-wide approach to risk management, designed to support the achievement of business objectives, including organizational and strategic objectives, to improve long-term organizational performance and enhance stockholder value. The involvement of our Board of Directors in setting our business strategy is a key part of its assessment of management’s plans for risk management and its determination of what constitutes an appropriate level of risk for the company. The participation of our Board of Directors in our risk oversight process includes receiving regular reports from members of senior management on areas of material risk to our company, including operational, financial, legal and regulatory, and strategic and reputational risks. While the full board has the ultimate oversight responsibility for the risk management process, various committees of the board also have responsibility for risk management. For example, financial risks, including internal controls, are overseen by the audit committee and risks that may be implicated by our executive compensation programs are overseen by the compensation committee. Upon identification of a risk, the assigned board committee or our full Board of Directors discuss or review risk management and risk mitigation strategies. Additional review or reporting on enterprise risks is conducted as needed or as requested by our Board of Directors or a committee thereof.

Board and Committee Meetings

Our Board of Directors has an Audit Committee, Compensation Committee and Nominating Committee. The following indicates the members of each committee and provides a description of the committees’ primary functions:

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Audit Committee

We require that all Audit Committee members possess the required level of financial literacy and at least one member of the Audit Committee meet the current standard of requisite financial management expertise as required by the NYSE MKT and applicable rules and regulations of the SEC. Messrs. Bar Shalev and Bronfeld, and Mrs. Harel Buchris have been appointed by the Board of Directors to serve on the Audit Committee until their respective successors have been duly elected.

Our Audit Committee operates under a formal charter that governs its duties and conduct. A current copy of the Audit Committee Charter is available on our website at http://www.protalix.com.

All members of the Audit Committee are independent from our executive officers and management.

Our independent registered public accounting firm reports directly to the Audit Committee.

Our Audit Committee meets with management and representatives of our registered public accounting firm prior to the filing of officers’ certifications with the SEC to receive information concerning, among other things, effectiveness of the design or operation of our internal controls over financial reporting, as required by Section 404 of the Sarbanes-Oxley Act of 2002.

Our Audit Committee has adopted a Policy for Reporting Questionable Accounting and Auditing Practices and Policy Prohibiting Retaliation against Reporting employees to enable confidential and anonymous reporting of improper activities to the Audit Committee.

Messrs. Bar Shalev and Bronfeld and Mrs. Harel Buchris qualify as “audit committee financial experts” under the applicable rules of the SEC. In making the determination as to these individuals’ status as audit committee financial experts, our Board of Directors determined they have accounting and related financial management expertise within the meaning of the aforementioned rules, as well as the listing standards of the NYSE MKT.

Compensation Committee

The Compensation Committee is currently comprised of Messrs. Bar Shalev and Bronfeld and Mrs. Harel Buchris. The Compensation Committee reviews and approves the compensation of executive officers and key employees and administers our stock incentive plan. A current copy of the Compensation Committee Charter is available on our website at http://www.protalix.com.

Nominating Committee

The Nominating Committee, currently comprised of Messrs. Bar Shalev and Bronfeld and Mrs. Harel Buchris, is responsible for assisting our Board of Directors in selecting nominees for election to the Board of Directors and monitoring the composition of the Board of Directors. A current copy of the Nominating Committee Charter is available on our website at http://www.protalix.com. Although our Board of Directors does not have a formal policy requiring the Nominating Committee to consider the diversity of directors in its nomination process, in considering potential new directors, the Nominating Committee will review individuals from various disciplines and backgrounds, and consider the following qualifications: broad experience in business, finance or administration; familiarity with national business matters; familiarity with our industry; independence; and prominence and reputation. The committee seeks nominees with a broad diversity of experience, professions, education, skills and backgrounds with a view to having a Board of Directors that represents a diversity of views, experiences, and backgrounds. After making such a review, the Nominating Committee submits the nomination to the full Board of Directors for approval.

The Nominating Committee will consider any nominees submitted by stockholders of record at the time of any such nomination in compliance with applicable rules of the SEC and our By-Laws. The Nominating Committee will determine whether any stockholder nominee meets the qualifications for candidacy described above and in the Nominating Committee Charter. Stockholders’ nominations for election at the 2017 Annual Meeting of Stockholders must be submitted in writing to Yossi Maimon, Corporate Secretary, not less than 45 days nor more than 75 days prior to the date on which we first mailed this proxy statement. Such written notice must include the following information: (i) name, age, business address and residence address of the nominee; (ii) the principal occupation or employment of the nominee; (iii) the class and number of shares of our company beneficially owned by the nominee; and (iv) any other information relating to the nominee that would be required to be disclosed in solicitations for proxies for elections of directors pursuant to Regulation 14A of the Exchange Act. The written notice must also include the following information with respect to each stockholder delivering such notice: (i) the name and record address of such stockholder; and (ii) the class and number of shares of our company beneficially owned by the stockholder. Lastly, the written notice must include certain information relating to any derivative or hedging transactions by the stockholder delivering such notice and its Stockholder Associated Persons, as defined in our By-Laws, and other arrangements with other parties regarding our securities, as presented in detail in our By-Laws. Stockholders can mail any such recommendations, including the criteria outlined above, to Yossi Maimon, Corporate Secretary, Protalix BioTherapeutics, Inc., 2 Snunit Street, Science Park, P.O. Box 455, Carmiel 20100, Israel.

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During the year ended December 31, 2015, there were seven meetings of our Board of Directors, five meetings of the Audit Committee (and one action by written consent) and two meetings of the Compensation Committee. Our non-management directors hold meetings separate from management at least twice per year. All of our current directors, other than Dr. Kornberg, attended at least 75% of the aggregate number of meetings of the Board of Directors and the committees of the Board of Directors on which they served.

Under the rules of the NYSE MKT, a director of our company will only qualify as an “independent director” if, among other things, in the opinion of our Board of Directors, that person does not have a material relationship that would interfere with the exercise of independent judgment in carrying out the responsibilities of a director. The Board of Directors has determined that none of the non-employee directors has a relationship that would interfere with the exercise of independent judgment in carrying out the responsibilities of a director and that each of the non-employee directors is an “independent director” as defined under rules of the NYSE MKT. In addition, the Board of Directors has determined that all members of the Audit Committee meet the independence requirements set forth in Rule 10A-3 under the Exchange Act and that all members of the Compensation Committee meet the independence requirements set forth in Rule 805(c) of the NYSE MKT Listed Company Guide.

Contacting the Board of Directors

Stockholders who wish to communicate with the Board of Directors may do so by mailing any such communications to Yossi Maimon, Corporate Secretary, Protalix BioTherapeutics, Inc., 2 Snunit Street, Science Park, P.O. Box 455, Carmiel 20100, Israel. All communications are distributed to the Board of Directors, as appropriate, depending upon the facts and circumstances outlined in the communications received. For example, if any complaints regarding accounting and/or auditing matters are received, they may be forwarded by our Corporate Secretary to the Audit Committee for review.

Policy Governing Director Attendance at Annual Meetings of Stockholders

We have no formal policy regarding attendance by our directors at annual stockholders meetings, although we encourage such attendance and anticipate most of our directors will attend these meetings. All of our directors except Dr. Kornberg attended our 2015 annual meeting of stockholders.

Compensation of Directors

The following table sets forth information with respect to compensation of our non-employee directors during fiscal year 2015. The fees to our current directors were paid by Protalix Ltd.

Name	Fees Earned or Paid in Cash ($)	Option Award(s) ($)	Total ($)
Shlomo Yanai	200,000	96,096	296,096
Zeev Bronfeld	80,000		80,000
Amos Bar Shalev	80,000		80,000
Yodfat Harel Buchris	80,000		80,000
Roger D. Kornberg	55,000		55,000
Aharon Schwartz	40,000		40,000

Directors’ fees paid to each of Zeev Bronfeld and Yodfat Harel Buchris are paid to the applicable director’s employer in accordance with arrangements between the director and the employer.

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Compensation Committee Interlocks and Insider Participation

Our Compensation Committee currently consists of Messrs. Bar Shalev and Bronfeld and Mrs. Harel Buchris. No member of our Compensation Committee or any executive officer of our company or of Protalix Ltd. has a relationship that would constitute an interlocking relationship with executive officers or directors of another entity. No Compensation Committee member is or was an officer or employee of ours or of Protalix Ltd. Further, none of our executive officers serves on the board of directors or compensation committee of any entity that has one or more executive officers serving as a member of our Board of Directors or Compensation Committee.

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MANAGEMENT

Our executive officers, their ages and positions are as follows:

Name	Age	Position
Moshe Manor	60	Director, President and Chief Executive Officer
Yoseph Shaaltiel, Ph.D.	63	Director and Executive VP, Research and Development
Einat Brill Almon, Ph.D.	57	Vice President, Product Development
Yossi Maimon, CPA	46	Vice President, Chief Financial Officer, Treasurer and Secretary
Tzvi Palash	59	Chief Operating Officer

Moshe Manor. Mr. Manor has served as our President and Chief Executive Officer and as a director of our company since November 2014. Mr. Manor served in a number of senior executive positions at Teva (NASDAQ:TEVA, TASE:TEVA) from 1984 through 2012. Most recently, he served as President, Teva Asia & Pacific where he led the strategy and development of a high growth region for Teva. Prior to that, he was Group Vice President, Global Branded Products, leading the Innovative Commercial and Research & Development franchises. From 2006 through 2008, Mr. Manor was Senior Vice President, Global Innovative Resources, and was responsible for generating over $3 billion in sales with Copaxone® and Azilect®. Previously, he served as director of Teva Israel. Most recently, Mr. Manor serves on the Board of Directors of Kamedis Ltd. and Coronis Partners, and as Chairman of the Board of Directors of a startup company, MEway Pharma. He holds a BA in Economics from the Hebrew University in Jerusalem, and an MBA from the Tel-Aviv University. We believe Mr. Manor’s qualifications to serve on our Board of Directors include his extensive experience in the life-science and pharmaceutical industry on a global scale.

Yoseph Shaaltiel, Ph.D.  Dr. Shaaltiel founded Protalix Ltd. in 1993 and has served as our Executive Vice President, Research and Development since December 31, 2006. Prior to establishing Protalix Ltd., from 1988 to 1993, Dr. Shaaltiel was a Research Associate at the MIGAL Technological Center. He also served as Deputy Head of the Biology Department of the Biological and Chemical Center of the Israeli Defense Forces and as a Biochemist at Makor Chemicals Ltd. Dr. Shaaltiel was a Postdoctoral Fellow at the University of California at Berkeley and at Rutgers University in New Jersey. He has co-authored over 40 articles and abstracts on plant biochemistry and holds seven patents. Dr. Shaaltiel received his Ph.D. in Plant Biochemistry from the Weizmann Institute of Science, an M.Sc. in Biochemistry from the Hebrew University and a B.Sc. in Biology from the Ben Gurion University.

Einat Brill Almon, Ph.D. Dr. Almon joined Protalix Ltd. in December 2004, originally as a Senior Director and later as a Vice President and then Senior Vice President, Product Development, and became our Senior Vice President, Product Development on December 31, 2006. Dr. Almon has many years of experience in the management of life science projects and companies, including biotechnology and agrobiotech, with direct experience in clinical, device and scientific software development, as well as a strong background and work experience in intellectual property. Prior to joining Protalix Ltd., from 2001 to 2004, she served as Director of R&D and IP of Biogenics Ltd., a company that developed an autologous platform for tissue-based protein drug delivery. Biogenics, based in Israel, is a wholly-owned subsidiary of Medgenics Inc. Dr. Almon has trained as a biotechnology patent agent at leading IP firms in Israel. Dr. Almon holds a Ph.D. and an M.Sc. in molecular biology of cancer research from the Weizmann Institute of Science, a B.Sc. from the Hebrew University and has carried out Post-Doctoral research at the Hebrew University in the area of plant molecular biology.

Yossi Maimon, CPA.  Mr. Maimon joined Protalix Ltd. on October 15, 2006 as its Chief Financial Officer and became our Vice President and Chief Financial Officer on December 31, 2006. Prior to joining Protalix, from 2002 to 2006, he served as the Chief Financial Officer of Colbar LifeScience Ltd., or Colbar, a biomaterial company focusing on aesthetics, where he led all of the corporate finance activities, fund raisings and legal aspects of Colbar including the sale of Colbar to Johnson and Johnson. Mr. Maimon has a B.A. in accounting from the City University of New York and an MBA from Tel Aviv University, and he is a Certified Public Accountant in the United States (New York State) and Israel.

Tzvi Palash. Mr. Palash has served as Protalix Ltd.’s Chief Operating Officer since September 6, 2010. Prior to joining Protalix Ltd., from 2006 through 2010, Mr. Palash served as a General Manager of ColBar. In that position, Mr. Palash served as a member of the Global Aesthetic Management Team at the Consumer Group of Johnson & Johnson. Prior to that, from 2001 through 2006, Mr. Palash served as the Vice President, Operations of ColBar, and he has served in different positions at Teva. Mr. Palash has an M.Sc. in Biochemistry from the Hebrew University and a B.Sc. in Biology from the Tel Aviv University.

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Family Relationships

There are no family relationships among directors or executive officers of our company.

Code of Business Conduct and Ethics

We have adopted a Code of Business Conduct and Ethics that includes provisions ranging from restrictions on gifts to conflicts of interest. All of our employees and directors are bound by this Code of Business Conduct and Ethics. Violations of our Code of Business Conduct and Ethics may be reported to the Audit Committee.

The Code of Business Conduct and Ethics includes provisions applicable to all of our employees, including senior financial officers and members of our Board of Directors and is posted on our website (www.protalix.com). We intend to post amendments to or waivers from any such Code of Business Conduct and Ethics.

Compensation Discussion and Analysis

The primary goals of the Compensation Committee of our Board of Directors with respect to executive compensation are to attract and retain the most talented and dedicated executives possible, to tie annual and long-term cash and stock incentives to achievement of specified performance objectives, and to align executives’ incentives with stockholder value creation. To achieve these goals, the Compensation Committee implements and maintains compensation plans that tie a portion of executives’ overall compensation to key strategic goals such as developments in our clinical path, the establishment of key strategic collaborations, the build-up of our pipeline and the strengthening of our financial position. The Compensation Committee evaluates individual executive performance with a goal of setting compensation at levels the committee believes are comparable with executives in other companies of similar size and stage of development operating in the biotechnology industry while taking into account our relative performance and our own strategic goals.

Elements of Compensation

Executive compensation consists of following elements:

Base Salary. Base salaries for our executives are established based on the scope of their responsibilities taking into account competitive market compensation paid by other companies for similar positions. Generally, we believe that executive base salaries should be targeted near the median of the range of salaries for executives in similar positions with similar responsibilities at comparable companies. The Compensation Committee convenes, from time to time to evaluate present and future executive compensation, which evaluation generally includes an evaluation of the peer group considered in analyzing executive compensation. The Compensation Committee intends to continue reviewing and revising the peer group periodically to ensure that it continues to reflect companies similar to our company in size and development stage. The Compensation Committee also reviews executive compensation reports and an analysis of publicly-traded biotechnology companies prepared by third party experts from a well-known consulting firm for additional data and other information regarding executive compensation for comparative purposes.

Base salaries are usually reviewed annually, and adjusted from time to time to realign salaries with market levels after taking into account individual responsibilities, performance and experience. The base salaries of each of our President and Chief Executive Officer, our Executive Vice President, Research and Development, our Senior Vice President, Product Development, our Vice President and Chief Financial Officer and our Chief Operating Officer, who we refer to collectively as the “Named Executive Officers,” are discussed herein. In March 2016, our Board of Directors adopted certain recommendations of the Compensation Committee regarding the compensation of our Named Executive Officers with no change in the base salary component, as discussed below.

Annual Bonus. The Compensation Committee has the authority to award discretionary annual bonuses to our executive officers. The discretionary annual bonus awards were intended to compensate officers for achieving financial, clinical, regulatory and operational goals and for achieving individual annual performance objectives. For any given year, the compensation objectives vary, but relate generally to strategic factors such as developments in our clinical path, the execution of a license agreement for the commercialization of product candidates, the establishment of key strategic collaborations, the build-up of our pipeline and financial factors such as capital raising. Bonuses are awarded generally based on corporate performance, with adjustments made within a range for individual performance, at the discretion of the Compensation Committee. The Compensation Committee determines, on a discretionary basis, the size of the entire bonus pool and the amount of the actual award to each Named Executive Officer.

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The Compensation Committee selects, in its discretion, the executive officers of our company or our subsidiary who are eligible to receive bonuses for any given year. Any bonus granted by the Compensation Committee will generally be paid upon the achievement of a specific milestone, subject to certain terms and conditions. The Compensation Committee has not fixed a minimum or maximum award for any executive officer’s annual discretionary bonus. Each of our executive officers is eligible for a discretionary annual bonus under his or her employment agreement.

Performance Bonus. In March 2016, the Compensation Committee adopted a new performance-based bonus plan for the Named Executive Officers and other members of our management. The new bonus plan is designed to provide cash bonuses over a three-year period based on our company’s achievement of what we consider to be major milestones. The amounts payable to each person for each milestone were determined after consideration of both personal and company objectives and are based on a multiple of the person’s monthly salary. Such multiples range from a maximum of 12 months to a minimum of one-half a month. Each bonus is payable upon the achievement of the applicable milestone, subject to certain terms and conditions. The bonus plan is summarized as follows:

Milestone	Moshe Manor	Yoseph Shaaltiel, Ph.D.	Einat Brill Almon, Ph.D.	Yossi Maimon	Tzvi Palash

Clinical Development Milestone for Certain Product Candidate	$108,000	$42,000	$72,000 to $108,000	$36,000	$34,000
Regulatory Development Milestone for Same Product Candidate	$108,000 to $216,000	$84,000 to $168,000	$108,000 to $216,000	$36,000 to $54,000	$34,000 to $68,000
Clinical Development Milestone for Certain Product Candidate	$54,000	$10,500	$27,000 to $54,000	$9,000	$8,500
Clinical Development Milestone for Certain other Product Candidate	$54,000	$10,500	$27,000 to $54,000	$9,000	$8,500
General Regulatory Milestone	$102,000	$42,000	$36,000	$18,000	$102,000
Substantial Transaction involving a Certain Product Candidate	$128,000	$21,000	$18,000	$115,000 to $141,000	$17,000
Substantial Transaction involving other Product Candidate	$112,000	$10,500	$9,000	$49,000 to $60,000	$8,500
Corporate Finance Milestones	$216,000			$197,000 to $242,000
Early-Stage Clinical Milestones	$72,000	$252,000	$72,000	$36,000	$68,000

Options and Share-Based Compensation. Our amended 2006 stock incentive plan authorizes us to grant options to purchase shares of common stock, restricted stock and other securities to our employees, directors and consultants. Our Compensation Committee is the administrator of the stock incentive plan. Stock option or other grants are generally made at the commencement of employment and following a significant change in job responsibilities or to meet other special retention or performance objectives. The Compensation Committee reviews and approves stock option and other awards to executive officers based upon a review of competitive compensation data, its assessment of individual performance, a review of each executive’s existing long-term incentives, and retention considerations. The exercise price of stock options granted under our amended 2006 stock incentive plan must be equal to at least 100% of the fair market value of our common stock on the date of grant; however, in certain circumstances, grants may be made at a lower price to Israeli grantees who are residents of the State of Israel. See “Summary Compensation Table – Grants of Plan-Based Awards” below for grants of options to our Named Executives Officers during fiscal year 2015.

Severance and Change in Control Benefits. Pursuant to the employment agreements entered into with each of our executive officers, the executive officer is entitled to be insured by Protalix Ltd. under a Manager’s Policy in lieu of severance. The intention of such Manager’s Policies is to provide the Israel-based officers with severance protection of one month’s salary for each year of employment. In addition, the stock options and restricted stock granted to each of our Named Executive Officers provide that all of such instruments are subject to accelerated vesting immediately upon a change in control of our company. As part of the new bonus plan adopted in March 2016, it was agreed that the Board of Directors will grant certain cash bonuses to the Named Executive Officers and other of our employees in its sole discretion upon the occurrence of a change in control.

Other Compensation. Consistent with our compensation philosophy, we intend to continue to maintain our current benefits for our executive officers; however, the Compensation Committee in its discretion may revise, amend, or add to the officer’s executive benefits if it deems it advisable. As an additional benefit to all of our Israel-based Named Executive Officers and for most of our employees, we generally contribute to certain funds amounts equaling a total of approximately 15% of their gross salaries for certain pension and other savings plans for the benefit of the Named Executive Officers. In addition, in accordance with customary practice in Israel, our Israel-based executives’ agreements require us to contribute towards their vocational studies, and to provide annual recreational allowances, a company car and a company phone. We believe these benefits are currently equivalent with median competitive levels for comparable companies.

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Executive Compensation. We refer to the “Summary Compensation Table” set forth below for information regarding the compensation earned during the fiscal year ended December 31, 2015 by: our President and Chief Executive Officer, our Executive Vice President, Research and Development, our Senior Vice President, Product Development, our Vice President and Chief Financial Officer and our Chief Operating Officer, who we refer to collectively as the “Named Executive Officers.”

Compensation Committee Report

The above report of the Compensation Committee does not constitute soliciting material and shall not be deemed filed or incorporated by reference into any other filing by us under the Securities Act of 1933 or the Securities Exchange Act of 1934.

The Compensation Committee has reviewed and discussed the Compensation Discussion and Analysis set forth below with our management. Based on this review and discussion, the Compensation Committee has recommended to our Board of Directors that the Compensation Discussion and Analysis be included in our Annual Report on Form 10–K and our annual proxy statement on Schedule 14A.

Respectfully submitted on April 5, 2016, by the members of the Compensation Committee of the Board of Directors.

Amos Bar Shalev

Zeev Bronfeld

Yodfat Harel Buchris

Summary Compensation Table

The following table sets forth a summary for the fiscal years ended December 31, 2015, 2014, and 2013, respectively, of the cash and non-cash compensation awarded, paid or accrued by us or Protalix Ltd. to our President and Chief Executive Officer, our Executive Vice President, Research and Development, our Senior Vice President, Product Development, our Vice President and Chief Financial Officer and our Chief Operating Officer, who we refer to collectively as the “Named Executive Officers.” There were no restricted stock awards, long-term incentive plan payouts or other compensation paid during fiscal years 2015, 2014, and 2013 by us or Protalix Ltd. to the Named Executive Officers, except as set forth below. All of the Named Executive Officers are employees of our subsidiary, Protalix Ltd. All currency amounts are expressed in U.S. dollars.

Name and Principal Position	Year	Salary($)	Bonus ($)	Stock Award(s) ($)	Option Award(s) ($)	All Other Compensation ($)(1)	Total ($)
Moshe Manor (2)	2015	334,708			427,864	95,823	858,395
President and	2014	93,667		-	200,962	18,399	313,028
Chief Executive Officer
Yoseph Shaaltiel, Ph.D.	2015	271,730	85,000	110,244	112,497	74,058	653,529
Executive Vice President,	2014	305,548	90,000	232,979	62,651	84,719	775,897
Research and Development	2013	302,901	120,000	429,927	140,770	81,672	1,075,270
Einat Brill Almon, Ph.D.	2015	234,899	117, 500	97,120	102,215	62,362	614,096
Senior Vice President,	2014	263,917	85,000	205,244	56,170	68,489	678,820
Product Development	2013	261,505	100,000	378,745	126,208	66,600	933,058
Yossi Maimon, CPA	2015	266,776	246,009	97,120	102,215	68,398	780,518
Vice President,	2014	299,090	225,000	205,244	56,170	74,493	859,997
Chief Financial Officer	2013	292,096	110,000	378,745	126,208	67,739	974,788
Tzvi Palash	2015	208,106	60,000	53,547	49,141	71,192	441,986
Chief Operating Officer	2014	233,669	50,000	113,161	11,413	74,520	482,763
	2013	231,668	20,000	208,822	72,055	72,105	604,650

(1)	Includes employer contributions to pension and/or insurance plans and other miscellaneous payments.
(2)	Mr. Manor commenced his tenure as our President and Chief Executive Officer as of November 1, 2014.

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Grants of Plan-Based Awards

The following table summarizes the grant of awards made to the Named Executive Officers during 2015 as of December 31, 2015.

Name	Grant Date	All Other Stock Awards: Number of Shares of Stock or Units (#)	Grant Date Fair Value of Stock and Option Awards ($)
(a)	(b)	(i)	(l)
Yoseph Shaaltiel	March 23, 2015	275,000	270,252
Einat Brill Almon	March 23, 2015	250,000	245,684
Yossi Maimon	March 23, 2015	250,000	245,684
Tzvi Palash	March 23, 2015	125,000	122,842

Outstanding Equity Awards at Fiscal Year-End

The following table sets forth information with respect to the Named Executive Officers concerning equity awards as of December 31, 2015.

	Option Awards				Stock Awards
Name	Number of Securities Underlying Unexercised Options Exercisable (#)	Number of Securities Underlying Unexercised Options Unexercisable (#)	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)	Market Value of Shares or Units of Stock That Have Not Vested ($)
Moshe Manor	281,250	618,750	2.37	9/29/2024	—	—
Yoseph Shaaltiel	122,162	-	0.001	6/30/2016
	263,728	-	5.00	2/7/2018
	50,000	-	2.65	2/25/2019
	145,000	-	6.90	2/25/2020
					39,375	40,163
	-	275,000	1.72	3/23/2025
Einat Brill Almon	311,272	-	5.00	2/7/2018
	130,000	-	6.90	2/25/2020
		-			34,688	35,382
	-	250,000	1.72	3/23/2025
Yossi Maimon	175,000	-	5.00	2/7/2018
	130,000		6.90	2/25/2020
		-			34,688	35,382
	-	250,000	1.72	3/23/2025
Tzvi Palash	160,000		7.55	8/29/2020
					19,125	19,508
	-	125,000	1.72	3/23/2025

Option exercises during 2015 and vested stock awards for Named Executive Officers as of December 31, 2015 were as follows:

Option Exercises and Stock Vested

	Option Awards		Stock Awards
Name	Number of Shares Acquired on Exercise (#)	Value Received on Exercise ($)	Number of Shares Acquired on Vesting (#)	Value Received on Vesting ($)
(a)	(b)	(c)	(d)	(e)
Moshe Manor	-	-	-	-
Yoseph Shaaltiel	-	-	52,500
Einat Brill Almon	-	-	46,250
Yossi Maimon	-	-	46,250
Tzvi Palash	-	-	25,500

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Potential Payments upon Termination or Change-in-Control/Corporate Transaction

Each of our Named Executive Officers (while they remain employed by our company) is entitled to be insured by Protalix Ltd. under a Manager’s Policy in lieu of severance upon termination. The intention of such Manager’s Policies is to provide our officers with severance protection of one month’s salary for each year of employment. We do not provide any change in control/corporate transaction benefits to our Named Executive Officers except for certain cash bonuses at the board’s sole discretion and the acceleration of the vesting periods for outstanding options and restricted stock. Had we experienced a change in control/corporate transaction on December 31, 2015, the value of the acceleration of the vesting period of Mr. Manor’s options would be zero; as of the same date all exercise prices of options held by each of our other Named Executive Officers were above the market value of our shares and, accordingly, the value of the acceleration of the stock options held by each of them as of such date would be zero. In addition, had we experienced a change in control/corporate transaction on December 31, 2015, the value of the acceleration of vesting of the restricted stock held by each of Dr. Shaaltiel, Dr. Brill Almon, Mr. Maimon and Mr. Palash would be $40,163, $35,382, $35,382, and $19,508, respectively.

Employment Arrangements

Moshe Manor. Mr. Manor joined Protalix Ltd. as its President and Chief Executive Officer pursuant to an employment agreement dated September 28, 2014. Pursuant to the employment agreement, his current monthly base salary is NIS 95,000 (approximately $25,200) and Mr. Manor is entitled to an annual discretionary bonus subject to the sole discretion of our Board of Directors. The Board of Directors shall determine the bonus on the basis of agreed-upon annual objectives which shall include both measurable and strategic parameters. The monthly salary is subject to cost of living adjustments from time to time as may be required by law. The Board of Directors also granted to Mr. Manor options to purchase 900,000 shares of our common stock at an exercise price equal to $2.37 per share, the closing sales price of the common stock on the NYSE MKT for the last trading day immediately preceding the effective date of the grant. The options vest over four years on a quarterly basis in 16 equal increments, subject to certain conditions. Vesting of the options will be accelerated in full upon a Corporate Transaction or a Change in Control, as those terms are defined in the Company’s 2006 Stock Incentive Plan, as amended. Mr. Manor’s employment agreement is terminable by our company on 90 days written notice for any reason during the first year of the agreement’s term and on 180 days written notice thereafter. Mr. Manor may terminate the agreement on 90 days written notice for any reason during its term. We may terminate the Agreement for cause without notice. Mr. Manor is entitled to be insured by the Company under a Manager’s Policy in lieu of severance, company contributions towards vocational studies, annual recreational allowances, a company car and a company phone. Mr. Manor is entitled to 24 working days of vacation.

Yoseph Shaaltiel, Ph.D. Dr. Shaaltiel founded Protalix Ltd. in 1993 and currently serves as our Executive Vice President, Research and Development. Dr. Shaaltiel entered into an employment agreement with Protalix Ltd. on September 1, 2001. Pursuant to the employment agreement, his current monthly base salary is NIS 80,750 (approximately $21,400) per month. The employment agreement is terminable by Protalix Ltd. on 90 days’ written notice for any reason and we may terminate the agreement for cause without notice. In addition, vesting of all of Dr. Shaaltiel’s options and restricted shares will be accelerated in full upon a Corporate Transaction or a Change in Control, as those terms are defined in the Company’s 2006 Stock Incentive Plan, as amended. Dr. Shaaltiel is entitled to be insured by Protalix Ltd. under a Manager’s Policy in lieu of severance, company contributions towards vocational studies, annual recreational allowances, a company car and a company phone. Dr. Shaaltiel is entitled to 29 working days of vacation.

Einat Brill Almon, Ph.D. Dr. Brill Almon joined Protalix Ltd. on December 19, 2004 as its Vice President, Product Development, pursuant to an employment agreement effective on December 19, 2004 by and between Protalix Ltd. and Dr. Brill Almon, and currently serves as our Senior Vice President, Product Development. Pursuant to the employment agreement, her current monthly base salary is NIS 69,825 per month (approximately $18,500). She is also entitled to certain specified bonuses in the event that Protalix achieves certain specified clinical development milestones within specified timelines. In addition, vesting of all of Dr. Brill Almon’s options and restricted shares will be accelerated in full upon a Corporate Transaction or a Change in Control, as those terms are defined in the Company’s 2006 Stock Incentive Plan, as amended. The employment agreement is terminable by either party on 60 days’ written notice for any reason and we may terminate the agreement for cause without notice. Dr. Brill Almon is entitled to be insured by Protalix Ltd. under a Manager’s Policy in lieu of severance, company contributions towards vocational studies, annual recreational allowances, a company car and a company phone at up to NIS 1,000 per month. Dr. Brill Almon is entitled to 29 working days of vacation.

Yossi Maimon, CPA. Mr. Maimon joined Protalix Ltd. as its Chief Financial Officer pursuant to an employment agreement effective as of October 15, 2006 by and between Protalix Ltd. and Mr. Maimon and currently serves as our Chief Financial Officer. Pursuant to the employment agreement, his current monthly base salary is NIS 69,825 (approximately $18,500) and Mr. Maimon is entitled to an annual discretionary bonus and additional discretionary bonuses in the event Protalix achieves significant financial milestones, subject to the Board’s sole discretion. The monthly salary is subject to cost of living adjustments from time to time. In addition, vesting of all of Mr. Maimon’s options and restricted shares will be accelerated in full upon a Corporate Transaction or a Change in Control, as those terms are defined in the Company’s 2006 Stock Incentive Plan, as amended. The employment agreement is terminable by either party on 60 days’ written notice for any reason and we may terminate the agreement for cause without notice. Mr. Maimon is entitled to be insured by Protalix Ltd. under a Manager’s Policy in lieu of severance, company contributions towards vocational studies, annual recreational allowances, a company car and a company phone. Mr. Maimon is entitled to 29 working days of vacation.

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Tzvi Palash. Mr. Palash joined Protalix Ltd. as its Chief Operating Officer pursuant to an employment agreement effective September 6, 2010 and currently serves as our Chief Operating Officer. Pursuant to the employment agreement, Mr. Palash’s current monthly base salary is NIS 65,550 (approximately $17,350) and Mr. Palash is entitled to an annual discretionary bonus for performance subject to the sole discretion of our compensation committee. The monthly salary is subject to cost of living adjustments from time to time as may be required by law. In addition, vesting of all of Mr. Palash’s options and restricted shares will be accelerated in full upon a Corporate Transaction or a Change in Control, as those terms are defined in the Company’s 2006 Stock Incentive Plan, as amended. The employment agreement is terminable by either party on 60 days’ written notice for any reason and we may terminate the agreement for cause without notice. Mr. Palash is entitled to be insured by Protalix Ltd. under a Manager’s Policy in lieu of severance, company contributions towards vocational studies, annual recreational allowances, a company car, a company phone, a company laptop and lodging accommodations in the Carmiel area. Mr. Palash is entitled to 27 working days of vacation.

Amended 2006 Stock Incentive Plan

Our Board of Directors and a majority of our stockholders approved our 2006 Stock Incentive Plan on December 14, 2006. Our stockholders approved an amendment to the plan on June 17, 2012 and subsequently on November 10, 2014. Of the 13,841,655 shares originally reserved for issuance under the plan, as amended, as of December 31, 2015, there are outstanding options and unvested restricted stock covering 7,085,510 shares of our common stock in the aggregate, subject to adjustment for a stock split or any future stock dividend or other similar change in our common stock or our capital structure. As of December 31, 2015, options to acquire 760,844 shares of common stock remain available for grant under the amended 2006 Stock Incentive Plan.

Our amended 2006 Stock Incentive Plan provides for the grant of stock options, restricted stock, restricted stock units, stock appreciation rights and dividend equivalent rights, collectively referred to as “awards.” Stock options granted under the amended 2006 Stock Incentive Plan may be either incentive stock options under the provisions of Section 422 of the Internal Revenue Code, or non-qualified stock options. Incentive stock options may be granted only to employees. Awards other than incentive stock options may be granted to employees, directors and consultants.

The amended 2006 Stock Incentive Plan is also designed to comply with the provisions of the Israeli Income Tax Ordinance New Version, 1961 (including as amended pursuant to Amendment 132 thereto) (the “tax ordinance”) and is intended to enable us to grant awards to grantees who are Israeli residents as follows: (i) awards to employees pursuant to Section 102 of the tax ordinance; and (ii) awards to non-employees pursuant to Section 3(I) of the tax ordinance. For this purpose, “employee” refers only to employees, office holders and directors of our company or a related entity excluding those who are considered “Controlling Stockholders” pursuant to, or otherwise excluded by, the tax ordinance. In accordance with the terms and conditions imposed by the Tax Ordinance, grantees who receive awards under the amended 2006 stock incentive plan may be afforded certain tax benefits in Israel as described below.

Our Board of Directors or the Compensation Committee, referred to as the “plan administrator,” will administer our amended 2006 stock incentive plan, including selecting the grantees, determining the number of shares to be subject to each award, determining the exercise or purchase price of each award, and determining the vesting and exercise periods of each award.

The exercise price of stock options granted under the 2006 stock incentive plan must be equal to at least 100% of the fair market value of our common stock on the date of grant; however, in certain circumstances, grants may be made at a lower price to Israeli grantees who are residents of the State of Israel. If, however, incentive stock options are granted to an employee who owns stock possessing more than 10% of the voting power of all classes of our stock or the stock of any parent or subsidiary of our company, the exercise price of any incentive stock option granted must equal at least 110% of the fair market value on the grant date and the maximum term of these incentive stock options must not exceed five years. The maximum term of all other awards must not exceed 10 years (or five years in the case of an incentive stock option granted to any participant who owns stock representing more than 10% of the voting power of all classes of our stock or the stock of any parent or subsidiary of our company). The plan administrator will determine the exercise or purchase price (if any) of all other awards granted under the amended 2006 stock incentive plan.

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Under the amended 2006 stock incentive plan, incentive stock options and options to Israeli grantees may not be sold, pledged, assigned, hypothecated, transferred or disposed of in any manner other than by will or by the laws of descent or distribution and may be exercised during the lifetime of the participant only by the participant. Other awards shall be transferable by will or by the laws of descent or distribution and to the extent and in the manner authorized by the plan administrator by gift or pursuant to a domestic relations order to members of the participant’s immediate family. The amended 2006 stock incentive plan permits the designation of beneficiaries by holders of awards, including incentive stock options.

If the service of a participant in the amended 2006 stock incentive plan is terminated for any reason other than cause, the participant may exercise awards that were vested as of the termination date for a period ending upon the earlier of 12 months from the date of termination (or such shorter or longer period set forth in the award agreement) or the expiration date of the awards unless otherwise determined by the plan administrator. If the service of a participant in the amended 2006 stock incentive plan is terminated for cause, the participant may exercise awards that were vested as of the termination date for a period ending upon the earlier of 14 days from the date of termination (or such shorter or longer period set forth in the award agreement) or the expiration date of the awards unless otherwise determined by the plan administrator.

In the event of a corporate transaction, all awards will terminate unless assumed by the successor corporation. Unless otherwise provided in a participant’s award agreement, in the event of a corporate transaction and with respect to the portion of each award that is assumed or replaced, then such portion will automatically become fully vested and exercisable immediately upon termination of a participant’s service if the participant is terminated by the successor company or us without cause within 12 months after the corporate transaction. With respect to the portion of each award that is not assumed or replaced, such portion will automatically become fully vested and exercisable immediately prior to the effective date of the corporate transaction so long as the participant’s service has not been terminated prior to such date.

In the event of a change in control, except as otherwise provided in a participant’s award agreement, following a change in control (other than a change in control that also is a corporate transaction) and upon the termination of a participant’s service without cause within 12 months after a change in control, each award of such participant that is outstanding at such time will automatically become fully vested and exercisable immediately upon the participant’s termination. In addition, the stock options and shares of restricted stock issued to each of our Named Executive Officers are subject to accelerated vesting immediately upon a corporate transaction or a change in control of our company, as defined in our amended 2006 stock incentive plan.

Under our amended 2006 stock incentive plan, a corporate transaction is generally defined as:

•          a merger or consolidation in which we are not the surviving entity, except for the principal purpose of changing our company’s state of incorporation;

•          the sale, transfer or other disposition of all or substantially all of our assets;

•          the complete liquidation or dissolution of our company;

•          any reverse merger in which we are the surviving entity but our shares of common stock outstanding immediately prior to such merger are converted or exchanged by virtue of the merger into other property, whether in the form of securities, cash or otherwise, or in which securities possessing more than forty percent (40%) of the total combined voting power of our outstanding securities are transferred to a person or persons different from those who held such securities immediately prior to such merger; or

•          acquisition in a single or series of related transactions by any person or related group of persons of beneficial ownership of securities possessing more than fifty percent (50%) of the total combined voting power of our outstanding securities but excluding any such transaction or series of related transactions that the plan administrator determines not to be a corporate transaction (provided however that the plan administrator shall have no discretion in connection with a corporate transaction for the purchase of all or substantially all of our shares unless the principal purpose of such transaction is changing our company’s state of incorporation).

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Under our amended 2006 stock incentive plan, a change of control is defined as:

•          the direct or indirect acquisition by any person or related group of persons of beneficial ownership of securities possessing more than fifty percent (50%) of the total combined voting power of our outstanding securities pursuant to a tender or exchange offer made directly to our stockholders and which a majority of the members of our board (who have generally been on our board for at least 12 months) who are not affiliates or associates of the offeror do not recommend stockholders accept the offer; or

•          a change in the composition of our board over a period of 12 months or less, such that a majority of our board members ceases, by reason of one or more contested elections for board membership, to be comprised of individuals who were previously directors of our company.

Unless terminated sooner, the amended 2006 stock incentive plan will automatically terminate on December 31, 2020. Our Board of Directors has the authority to amend, suspend or terminate our amended 2006 stock incentive plan. No amendment, suspension or termination of the amended 2006 stock incentive plan shall adversely affect any rights under awards already granted to a participant. To the extent necessary to comply with applicable provisions of federal securities laws, state corporate and securities laws, the Internal Revenue Code, the rules of any applicable stock exchange or national market system, and the rules of any non-U.S. jurisdiction applicable to awards granted to residents therein (including the Tax Ordinance), we shall obtain stockholder approval of any such amendment to the 2006 stock incentive plan in such a manner and to such a degree as required.

Impact of Israeli Tax Law

The awards granted to employees pursuant to Section 102 of the Tax Ordinance under the amended 2006 stock incentive plan may be designated by us as approved options under the capital gains alternative, or as approved options under the ordinary income tax alternative.

To qualify for these benefits, certain requirements must be met, including registration of the options in the name of a trustee. Each option, and any shares of common stock acquired upon the exercise of the option, must be held by the trustee for a period commencing on the date of grant and deposit into trust with the trustee and ending 24 months thereafter.

Under the terms of the capital gains alternative, we may not deduct expenses pertaining to the options for tax purposes.

Under the amended 2006 stock incentive plan, we may also grant to employees options pursuant to Section 102(c) of the Tax Ordinance that are not required to be held in trust by a trustee. This alternative, while facilitating immediate exercise of vested options and sale of the underlying shares, will subject the optionee to the marginal income tax rate of up to 50% as well as payments to the National Insurance Institute and health tax on the date of the sale of the shares or options. Under the 2006 stock incentive plan, we may also grant to non-employees options pursuant to Section 3(I) of the Tax Ordinance. Under that section, the income tax on the benefit arising to the optionee upon the exercise of options and the issuance of common stock is generally due at the time of exercise of the options.

These options shall be further subject to the terms of the tax ruling that has been obtained by Protalix Ltd. from the Israeli tax authorities in connection with the merger. Under the tax ruling, the options issued by us in connection with the assumption of Section 102 options previously issued by Protalix Ltd. under the capital gains alternative shall be issued to a trustee, shall be designated under the capital gains alternative and the issuance date of the original options shall be deemed the issuance date for the assumed options for the calculation of the respective holding period.

Certain relationships and related transactions

All related party transactions are reviewed and approved by the Audit Committee, as required by the Audit Committee Charter.

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AUDIT COMMITTEE REPORT

The information contained in this report shall not be deemed to be “soliciting material” or to be “filed” with the Securities and Exchange Commission, nor shall such information be incorporated by reference into any future filings with the Securities and Exchange Commission, or subject to the liabilities of Section 18 of the Securities Exchange Act of 1934, as amended, except to the extent that we specifically incorporate it by reference into a document filed under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended.

The Audit Committee of our Board of Directors operates under a written charter adopted by our Board of Directors, and currently consists of Amos Bar Shalev, Zeev Bronfeld and Yodfat Harel Buchris. All members of the committee fall under the independence requirements contemplated by Rule 10A-3 under the Exchange Act.

As described more fully in its charter, the Audit Committee provides oversight of the quality and integrity of our consolidated financial statements, internal controls and financial reporting process, and our process to manage business and financial risks and compliance with legal, ethical and regulatory requirements. In addition, the Audit Committee interacts directly with and evaluates the qualifications, independence and performance of the independent auditors, Kesselman & Kesselman, and is responsible for the appointment, compensation, retention and oversight of the work of the auditors.

Management is responsible for the preparation, presentation and integrity of the consolidated financial statements, and evaluation of and assessment of the effectiveness of our internal control over financial reporting. The independent auditors are responsible for performing an independent audit of the consolidated financial statements in accordance with the standards of the Public Company Accounting Oversight Board. The Audit Committee’s responsibility is to monitor and oversee these processes.

The Audit Committee has reviewed and discussed the audited consolidated financial statements with our Board of Directors and management. Management has represented to the audit committee that our consolidated financial statements were prepared in accordance with U.S. generally accepted accounting principles. The Audit Committee discussed with Kesselman & Kesselman the matters required to be discussed by Statement of Auditing Standards No. 61, Communications with Audit Committees. In addition, the independent auditors provided the Audit Committee with the written disclosures and letter required by Independence Standards Board Standard No. 1, Independence Discussions with Audit Committees, and the Audit Committee has discussed with Kesselman & Kesselman that firm’s independence from our company.

Based on the review and discussions of the audited consolidated financial statements and discussions with management and Kesselman & Kesselman, the Audit Committee recommended to Board of Directors that the audited consolidated financial statements be included in our Annual Report on Form 10-K for the fiscal year ended December 31, 2015 for filing with the SEC.

Respectfully submitted,

Members of the Protalix BioTherapeutics, Inc.
Audit Committee

Amos Bar Shalev
Zeev Bronfeld
Yodfat Harel Buchris

Our Board of Directors recommends that stockholders vote “FOR” the election or re-election of all director nominees named in this “Proposal 1: Election of Directors.”

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PROPOSAL 2: ADVISORY VOTE ON EXECUTIVE COMPENSATION

The Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010 (the “Dodd-Frank Act”), which was signed into law in July 2010, added Section 14A to the Exchange Act. The Dodd-Frank Act requires that we provide our stockholders with the opportunity to vote to approve, on a non-binding, advisory basis, the compensation of the our named executive officers as disclosed in this proxy statement in accordance with the compensation disclosure rules of the SEC.

We believe that the executive compensation program for the named executive officers, as described in “Compensation Discussion and Analysis,” is based on a pay-for-performance culture and seeks to align the interests of our named executive officers with the interests of our stockholders. We believe that our compensation programs are designed to reward our named executive officers for the achievement of short-term and long-term strategic and operational goals and the achievement of increased total stockholder return, while at the same time creating a culture that focuses executives on prudent risk management and appropriately rewards them for performance. Our executive compensation program is also designed to be competitive with our peer companies, and seeks to enable us to attract and retain the best possible executive talent.

We also believe that the extensive disclosure of compensation information provided in this proxy statement provides our stockholders the information they need to make an informed decision as they weigh the pay of the named executive officers in relation to our performance. This “Say-on-Pay” proposal gives you the stockholder the opportunity to endorse or not endorse the compensation we paid to the named executive officers through the resolution set forth below.

“RESOLVED, that the compensation paid to the named executive officers of Protalix BioTherapeutics, Inc., as disclosed pursuant to Item 402 of Regulation S-K, including the Compensation Discussion and Analysis, compensation tables and narrative discussion included in this proxy statement, is hereby APPROVED.”

Because your vote is advisory, it will not be binding upon our company, our Board of Directors or the Compensation Committee. The vote on this resolution is not intended to address any specific element of compensation, but rather relates to the overall compensation of our named executive officers, as described in this proxy statement in accordance with the compensation disclosure rules of the SEC. Our company, our Board of Directors, and the Compensation Committee will consider the outcome of the vote when evaluating future executive compensation arrangements for our named executive officers.

This proposal is provided as required pursuant to Rule 14a-21(a) of the Exchange Act.

Our Board of Directors recommends that stockholders vote “FOR” the approval of the executive compensation as disclosed in this proxy statement and as described in this “Proposal 2: Advisory Vote on Executive Compensation.”

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PROPOSAL 3: AMENDMENT TO INCREASE THE NUMBER OF
AUTHORIZED SHARES OF COMMON STOCK

On May 8, 2016, our Board of Directors authorized and approved an amendment to our Certificate of Incorporation (“Certificate”) to increase the number of authorized shares of our common stock, par value $0.001 per share, from 150,000,000 to 250,000,000 (the “Amendment”). We are not proposing any change to the authorized number of shares of preferred stock. Under the Delaware General Corporation Law, we are required to obtain the affirmative vote of the holders of a majority of our outstanding shares of common stock to amend the Certificate to increase the number of shares of authorized common stock. Our Board of Directors determined that the Amendment is advisable and in the best interest of the Company and our stockholders and recommends that our stockholders approve the Amendment.

Description of Common Stock

The Certificate currently authorizes the issuance of 150,000,000 shares of common stock, par value $0.001 per share, and 100,000,000 shares of preferred stock, par value $0.0001 per share, for a total of 250,000,000 shares of capital stock. As of June 1, 2016, there were 99,808,238 shares of common stock issued and outstanding, and no shares of preferred stock issued and outstanding.

As discussed in this proxy statement under the heading “Amended 2006 Stock Incentive Plan,” we have reserved a number of additional shares of common stock for future issuance under our equity compensation plans. As of December 31, 2015, a total of 7,085,510 shares of common stock are reserved for issuance upon the exercise of outstanding stock options under our 2006 Stock Incentive Plan, as amended, and a total of 760,844 shares of common stock are reserved for issuance in connection with future grants of stock options and/or future issuances of shares under the plan. In addition, 631,866 shares of common stock are reserved for issuance upon the exercise of other outstanding stock options and 14,618,644 shares of common stock are reserved for issuance upon the conversion of our outstanding convertible promissory notes. After taking into account the total number of shares of common stock issued and outstanding, in addition to the aggregate number of shares of common stock reserved for future issuance as described in this paragraph, approximately 82% of our authorized shares of common stock has been issued or reserved for issuance.

Purpose of the Amendment

Our Board of Directors believes that it is in our best interest, and in the best interest of our stockholders, to increase the number of authorized shares of common stock available for future issuance. Our Board of Directors has determined that increasing the number of authorized shares of common stock available for future issuance will provide our company with greater flexibility in considering and planning our future business needs. Such plans may involve the issuance, from time to time, of additional shares of common stock. If approved, the Amendment will provide our Board of Directors the authority and flexibility to pursue a variety of business and financial objectives without further action of the stockholders (except when required by applicable law or regulation). We anticipate that we may issue additional shares of common stock in the future in connection with one or more of the following:

•	financing transactions, such as public or private offerings;

•	issuances pursuant to the conversion of outstanding or future convertible securities;

•	acquisitions;

•	issuances under current and future stock incentive plans;

•	stock splits;

•	issuances in connection with any partnerships, strategic alliances, collaborations or other similar transactions;

•	issuances in connection with strategic investments;

•	stock dividends; and

•	any other proper corporate purpose.

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Our Board of Directors evaluates such opportunities, from time to time, and considers different capital structuring alternatives designed to advance our business strategy. If additional authorized shares of common stock are available, transactions dependent upon the issuance of additional shares would be less likely to be impeded or undermined by delays and uncertainties occasioned by the need to obtain prior stockholder authorization. Our Board of Directors will have the discretion to issue the shares of common stock without further stockholder action, except as may be required for a particular transaction by applicable law or regulation, or the NYSE MKT Company Guide. As of the date of this Proxy Statement, we have no specific plans, agreements or commitments to issue any shares of common stock for which approval of the proposed Amendment is required. Nevertheless, our Board of Directors believes the additional authorized shares will provide us with needed flexibility to issue shares of common stock in the future without the potential expense and delay incident to obtaining stockholder approval for a particular issuance. Our Board of Directors believes that a failure to approve this proposed Amendment may restrict our ability to manage our capital needs and may therefore be detrimental to the interests of our stockholders.

Possible Effects of the Amendment

The issuance of additional shares of common stock may, among other things, have a dilutive effect on earnings per share and on stockholders’ equity and voting rights. Furthermore, future sales of substantial amounts of our common stock, or the perception that these sales might occur, could adversely affect the prevailing market price of our common stock or limit our ability to raise additional capital. Stockholders should recognize that, as a result of this proposal, they will own a smaller percentage of shares relative to the total authorized shares of our company than they presently own.

The issuance of additional shares of common stock could also have the effect of making it more difficult for a third party to acquire, or discouraging a third party from attempting to acquire, control of our company. For example, we could issue additional shares of common stock so as to dilute the stock ownership or voting rights of persons seeking to obtain control of our company without our agreement. Similarly, the issuance of additional shares of common stock to certain persons allied with our management could have the effect of making it more difficult to remove our current management by diluting the stock ownership or voting rights of persons seeking to cause such removal. We have not proposed the increase in the number of authorized shares of common stock with the intention of using the additional authorized shares for anti-takeover purposes.

Neither the Delaware General Corporation Law, the Certificate, nor our Bylaws provides for appraisal or other similar rights for dissenting stockholders in connection with this proposal. Accordingly, our stockholders will have no right to dissent and obtain payment for their shares.

The text of the proposed Amendment is set forth in Exhibit A attached to this Proxy Statement, and this discussion is qualified in its entirety by reference to Exhibit A. If this proposed Amendment is approved by the stockholders, it will become effective upon filing of a Certificate of Amendment with the Certificate with the Secretary of State of the State of Delaware. We expect to file the Certificate of Amendment promptly upon approval by our stockholders. In accordance with the Delaware General Corporation Law, however, our Board of Directors may elect to abandon the Amendment without further action by the stockholders at any time prior to the effectiveness of the filing of the Certificate of Amendment with the Secretary of State of the State of Delaware, notwithstanding stockholder approval of the Amendment.

Our Board of Directors recommends that stockholders vote “FOR” the approval of the Amendment to the Certificate of Incorporation to Increase the Number of Authorized Shares of Common Stock from 150,000,000 to 250,000,000 as disclosed in this proxy statement and as described in this “Proposal 3: Amendment to Increase the Number of Authorized Shares of Common Stock.”

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PROPOSAL 4: RATIFICATION OF APPOINTMENT OF
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Our Board of Directors, upon the recommendation of its Audit Committee, has ratified the selection of Kesselman & Kesselman to serve as our independent registered public accounting firm for the fiscal year ending December 31, 2016. The Audit Committee of our Board of Directors is solely responsible for selecting our independent public accountants. Although stockholder approval is not required to appoint Kesselman & Kesselman as our independent public accountants, we believe that submitting the appointment of Kesselman & Kesselman to our stockholders for ratification is a matter of good corporate governance. If our stockholders do not ratify the appointment, then the appointment will be reconsidered by the Audit Committee. Even if the appointment is ratified, the Audit Committee may engage a different independent registered public accounting firm at any time during the year if it determines that such a change would be in the best interest of our Corporation and our stockholders. The proxy will be voted as specified, and if no specification is made, the proxy will be cast “FOR” this proposal.

During our fiscal year ended December 31, 2015, there were no disagreements with Kesselman & Kesselman on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which if not resolve to their satisfaction would have caused them to make reference to the subject matter of the disagreements in connection with their opinion.

The audit report of Kesselman & Kesselman on our consolidated financial statements for the years ended December 31, 2014 and 2015 did not contain any adverse opinion or disclaimer of opinion, nor was it qualified or modified as to uncertainty, audit scope or accounting principles.

The Audit Committee will consider whether the provision of any other services by Kesselman & Kesselman is compatible with maintaining the independence of Kesselman & Kesselman. The Audit Committee has concluded that Kesselman & Kesselman is independent.

Representatives of Kesselman & Kesselman will be present at the annual meeting and available to answer stockholders questions.

Our Board of Directors recommends that stockholders vote “FOR” the ratification of the appointment of Kesselman & Kesselman for the fiscal year ending December 31, 2016.

The following table sets forth fees billed to us by our independent registered public accounting firm during the fiscal years ended December 31, 2015 and 2014 for: (i) services rendered for the audit of our annual financial statements and the review of our quarterly financial statements; (ii) services by our independent registered public accounting firm that are reasonably related to the performance of the audit or review of our financial statements and that are not reported as Audit Fees; (iii) services rendered in connection with tax compliance, tax advice and tax planning; and (iv) all other fees for services rendered.

	Year Ended December 31,
	2015	2014
Audit Fees	$231,000	$246,000
Audit Related Fees	$34,000	$10,000
Tax Fees	$45,600	$51,380
All Other Fees	-	-

Policy on Audit Committee Pre-Approval of Audit and Permissible Non-Audit Services of Independent Auditors

Prior to entering into the engagement letter with our independent registered accountants, our Audit Committee approved the 2016 audit fees. For fiscal year 2016, our Audit Committee has approved fees for certain permissible non-audit services to be rendered by our independent registered accounting firm.

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STOCKHOLDER PROPOSALS

All stockholder proposals intended to be presented at our 2017 Annual Meeting of Stockholders must be submitted in writing to Yossi Maimon, Corporate Secretary, Protalix BioTherapeutics, Inc., 2 Snunit Street, Science Park, P.O. Box 455, Carmiel 20100, Israel and received by us no later than March 10, 2017, and must comply in all other respects with applicable rules and regulations of the SEC relating to such inclusion. Such notice must include, with respect to each matter the stockholder proposes to bring before the annual meeting: (i) a brief description of the business desired to be brought before the annual meeting and the reasons for conducting such business at the annual meeting; (ii) the name and record address of the stockholder proposing such business; (iii) the class and number of shares of our company which are beneficially owned by the stockholder; and (iv) any material interest of the stockholder in such business. In addition, the notice must include certain information relating to any derivative or hedging transactions by the stockholder delivering such notice and its Stockholder Associated Persons, as defined in our By-Laws, and other arrangements with other parties regarding our securities, as presented in detail in our By-Laws.

Any such proposal submitted with respect to our 2017 Annual Meeting of Stockholders which is submitted outside the requirements of Rule 14a-8 under the Exchange Act will be considered timely if we receive written notice of that proposal not less than 45 days nor more than 75 days prior to the date in 2017 on which we first mailed this proxy statement in 2016; however, if the date of the annual meeting is changed by more than 30 days from the date of the prior year’s annual meeting, the notice will be considered untimely if it is not received at least 90 days prior to the newly announced date that we will mail our proxy statement.

ANNUAL REPORT TO STOCKHOLDERS

Our Annual Report on Form 10-K for the fiscal year ended December 31, 2015 filed with the SEC, which provides additional information about us, will be distributed to all stockholders entitled to vote along with the proxy materials. Additional copies of our Annual Report on Form 10-K for the fiscal year ended December 31, 2015 are available on the Internet at http://www.sec.gov and http://www.protalix.com and are also available in paper form without charge upon written request to Investor Relations, Protalix BioTherapeutics, Inc., 2 Snunit Street, Science Park, P.O. Box 455, Carmiel 20100, Israel.

HOUSEHOLDING OF PROXY MATERIALS

The SEC has adopted rules that permit companies and intermediaries (e.g., brokers) to satisfy the delivery requirements for proxy statements and annual reports with respect to two or more stockholders sharing the same address by delivering a single proxy statement addressed to those stockholders. This process, which is commonly referred to as “householding,” potentially means extra convenience for stockholders and cost savings for companies.

This year, a number of brokers with account holders who are stockholders of our company will be “householding” our proxy materials. A single proxy statement may be delivered to multiple stockholders sharing an address unless contrary instructions have been received from the affected stockholders. Once a stockholder has received notice from its broker that it will be “householding” communications to such stockholder’s address, “householding” will continue until such stockholder is notified otherwise or until such stockholder notifies its broker or us that it no longer wishes to participate in “householding.” If, at any time, a stockholder no longer wishes to participate in “householding” and would prefer to receive a separate proxy statement and annual report in the future such stockholder may (1) notify its broker or (2) direct its written request to: Yossi Maimon, Corporate Secretary, Protalix BioTherapeutics, Inc., 2 Snunit Street, Science Park, P.O. Box 455, Carmiel 20100, Israel, +972 (4) 988-9488, ext. 143. Stockholders who currently receive multiple copies of the proxy statement at their address and would like to request “householding” of their communications should contact their broker. In addition, we will promptly deliver, upon written or oral request to the address or telephone number above, a separate copy of the annual report and proxy statement to such stockholders at a shared address to which a single copy of the documents was delivered.

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OTHER MATTERS

Our Board of Directors knows of no other business to be acted upon at the annual meeting. However, if any other business properly comes before the Annual Meeting of Stockholders, it is the intension of the persons named in the enclosed proxy to vote on such matters in accordance with their best judgment.

The prompt return of your proxy is appreciated and will be helpful in obtaining the necessary vote. Therefore, whether or not you expect to attend the annual meeting please sign the proxy and return it in the enclosed envelope or vote by internet or telephone.

BY ORDER OF THE BOARD OF DIRECTORS,

Yossi Maimon
Vice President and Chief Financial Officer and Corporate Secretary

Carmiel, Israel
June , 2016

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Appendix A

CERTIFICATE OF AMENDMENT TO

CERTIFICATE OF INCORPORATION OF

PROTALIX BIOTHERAPEUTICS, INC.

(Pursuant to Section 242 of the
General Corporation Law of the State of Delaware)

Protalix BioTherapeutics, Inc., a corporation organized and existing under the laws of the State of Delaware, hereby certifies as follows:

1.          The name of the corporation is Protalix BioTherapeutics, Inc. (the “Corporation”). The Certificate of Incorporation of the Corporation was filed with the Secretary of the State of Delaware on March 30, 2016.

2.          This Certificate of Amendment to Certificate of Incorporation of the Corporation was duly adopted by the Board of Directors of the Corporation pursuant to a resolution setting forth the proposed amendment of the Certificate of Incorporation and declaring said amendment to be advisable.

3.          Article III of the Certificate of Incorporation is hereby deleted in its entirety and replaced with the following:

The Corporation is authorized to issue the following shares of capital stock: (a) 250,000,000 shares of common stock, par value $.001 per share (the “Common Stock”); and (b) 100,000,000 shares of preferred stock, par value $.0001 per share (the “Preferred Stock”). The voting rights, the rights of redemption and other relative rights and preferences of the Preferred Stock shall be established by the Board of Directors.

The Board of Directors may authorize the issuance of such stock to such persons upon such terms and for such consideration in cash, property or services as the Board of Directors may determine and as may be allowed by law. The just valuation of such property or services shall be fixed by the Board of Directors. All such stock when issued shall be fully paid and exempt from assessment.

4.          The aforesaid amendment was duly adopted in accordance with the provisions of Section 242 of the General Corporation Law of the State of Delaware.

[Remainder of this page intentionally left blank.]

IN WITNESS WHEREOF, the Corporation has caused this Certificate of Amendment to Certificate of Incorporation to be signed by its duly authorized President and Chief Executive Officer this      day of           , 2016.

PROTALIX BIOTHERAPEUTICS, INC.

By:
Moshe Manor
President and Chief Executive Officer

A-2

ANNUAL MEETING OF STOCKHOLDERS OF

PROTALIX BIOTHERAPEUTICS, INC.

August 7, 2016

PROXY VOTING INSTRUCTIONS

INTERNET - Access "**www.voteproxy.com**" and follow the on-screen instructions or scan the QR code with your smartphone. Have your proxy card available when you access the web page.

TELEPHONE - Call toll-free **1-800-PROXIES** (1-800-776-9437) in the United States or **1-718-921-8500** from foreign countries from any touch-tone telephone and follow the instructions. Have your proxy card available when you call.

Vote online/phone until 11:59 PM EST the day before the meeting.

MAIL - Sign, date and mail your proxy card in the envelope provided as soon as possible.

IN PERSON - You may vote your shares in person by attending the Annual Meeting.

GO GREEN - e-Consent makes it easy to go paperless. With e-Consent, you can quickly access your proxy material, statements and other eligible documents online, while reducing costs, clutter and paper waste. Enroll today via www.amstock.com to enjoy online access.

COMPANY NUMBER	
ACCOUNT NUMBER	

NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIAL:
The Notice of Meeting, proxy statement and proxy card are available at http://www.astproxyportal.com/ast/15105/

Please detach along perforated line and mail in the envelope provided IF you are not voting via telephone or the Internet.

20730303000000000000 3 080716

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE ELECTION OF THE NOMINEES FOR DIRECTOR LISTED IN PROPOSAL 1, AND "FOR" PROPOSALS 2, 3 AND 4.
PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE ☒

1. Election of Directors:

☐ FOR ALL NOMINEES

☐ WITHHOLD AUTHORITY FOR ALL NOMINEES

☐ FOR ALL EXCEPT (See instructions below)

INSTRUCTIONS: To withhold authority to vote for any individual nominee(s), mark **"FOR ALL EXCEPT"** and fill in the circle next to each nominee you wish to withhold, as shown here: ●

To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method. ☐

The undersigned acknowledges receipt from the Company before the execution of this proxy of the Notice of Annual Meeting of Stockholders, a Proxy Statement for the Annual Meeting of Stockholders and the 2015 Annual Report to Stockholders.

Signature of Stockholder ______ Date: ______ Signature of Stockholder ______ Date: ______

Note: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

0

PROTALIX BIOTHERAPEUTICS, INC.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints Moshe Manor and Yossi Maimon as proxies, each with full power of substitution, to represent and vote as designated on the reverse side, all the shares of Common Stock of Protalix BioTherapeutics, Inc. held of record by the undersigned on June 24, 2016, at the Annual Meeting of Stockholders to be held on August 7, 2016, or any adjournment or postponement thereof.

(Continued and to be signed on the reverse side)

1.1 14475